GMACM Mortgage Pass-Through Certificates, Series 2000-HE3

BEAR STEARNS                                          Page 1
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GMACM  Mortgage  Pass-Through  Certificates,   Series  2000-HE3:   Computational
Materials - 54 Pages

             STATEMENT   REGARDING   ASSUMPTIONS  AS  TO  SECURITIES,   PRICING
ESTIMATES, AND OTHER INFORMATION The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering
Documents and any subsequent information regarding the collateral or the securities.
Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

________________________________________________________________________________

BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

 GMACM Mortgage Pass-Through Certificates, Series 2000-HE3


                           $601,000,000 (Approximate)



Issuer:                             GMACM Mortgage Loan Trust 2000-HE3

Seller and Servicer:                GMAC Mortgage  Corporation,  or GMACM, a Pennsylvania  corporation,  is the originator  of all of the  mortgage  loans.  GMACM  will be the  seller  of some of the  initial  mortgage  loans  and all of the  subsequent  mortgage loans.  The  remainder  of the initial  mortgage  loans will be sold to the depositor by a trust  established  by an affiliate of GMACM,  which in turn acquired  the  mortgage  loans from GMACM.  GMACM will also be the servicer of the  mortgage  loans.  The  servicer  will be  obligated  to service the mortgage  loans  pursuant  to the  pooling and  servicing  agreement  to be dated as of the closing  date,  among the  depositor,  the servicer and the trustee.

Depositor:                          Residential Asset Mortgage Products, Inc.

Lead Underwriter:                   Bear, Stearns & Co. Inc.

Co-Underwriters:                    First Union Securities, Inc. and Greenwich Capital Markets, Inc.

Trustee:                            Wells Fargo Bank Minnesota, N.A. (the "Trustee")

Cut-off Date:                       October 1, 2000

Closing Date:                       October 30, 2000

The Certificates:                   Approximately  $601,000,000  Mortgage  Pass-Through  Certificates,   Series
                                    2000-HE3,  are being offered (the Class A-1,  Class A-2,  Class A-3,  Class
                                    A-4,  Class  A-5,  Class  A-6,  Class A-7 and Class A-8  Certificates  (the
                                    "Class A  Certificates"),  and the  Class M and Class B  Certificates  (the
                                    "Subordinate Certificates" and together with the Class A Certificates,  the
                                    "Certificates")).  The  Certificates  will be issued  pursuant to a pooling and servicing agreement to be dated as of October 30, 2000.


________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Characteristics of the Certificates(a)(b)


------------- ------------ ----------- ------ ---------- -------- ---------------- ---------- -----------

  Offered      Original    Pass-ThroughLife   Principal  Principal
Certificates   Principal      Rate     to      Lockout   Window                      Loan      Ratings
                Balance                Call   (months)   (months)  Designations      Group    (S&P/Fitch)
                                       (years)
------------- ------------ ----------- ------ ---------- -------- ---------------- ---------- -----------

Class A-1     $265,181,000 Variable(c) 1.25     None       30     Senior/Floating   Group I    AAA/AAA
Class A-2     $69,781,000   Fixed      3.00      29        17      Senior/Fixed     Group I    AAA/AAA
Class A-3     $62,885,000   Fixed      5.00      45        45      Senior/Fixed     Group I    AAA/AAA
Class A-4     $22,574,000   Fixed      7.49      89         1      Senior/Fixed     Group I    AAA/AAA
Class A-5     $52,454,000   Fixed      6.12      37        53     Senior/Fixed/NAS  Group I    AAA/AAA
Class A-6     $34,779,000  Variable(c) 1.00     None       26     Senior/Floating  Group II    AAA/AAA
Class A-7     $16,444,000   Fixed      3.00      25        26      Senior/Fixed    Group II    AAA/AAA
Class A-8     $17,704,000   Fixed      6.38      50        40      Senior/Fixed    Group II    AAA/AAA
Class M-1     $30,351,000   Fixed      5.09      36        54     Subordinate/FixedGroup        AA/AA
                                                                                     I&II
Class M-2     $16,527,000  Fixed(d)    5.08      36        54     Subordinate/FixedGroup         A/A
                                                                                     I&II
Class B       $12,320,000  Fixed(d)    5.08      36        54     Subordinate/FixedGroup       BBB/BBB
                                                                                     I&II
------------- ------------ ----------- ------ ---------- -------- ---------------- ---------- -----------

(a)     100% Prepayment Assumption:

          Home Equity Loans: 5.00% CPR in month 1, and an additional 1.8182% per annum in each month thereafter until month 12.

        On and after month 12, 25.00% CPR;
        Fixed Rate Home Loans: 350% PSA;
        Adjustable Rate Home Loans: 40% CPR.
(b) The Certificates are priced to a 10% clean-up call. The pass-through rate on the Class A-4, Class A-5, Class A-8, Class M and Class B Certificates will increase by 0.50% beginning on the date when the current pool principal balance declines to less than 10% of the sum of (i) the principal balance of the initial mortgage loans as of the cut-off date and (ii) the amount on deposit in the pre-funding account on the closing date (the "Pool Principal Balance").

(c) The lesser of (i) One-Month LIBOR plus the applicable margin and (ii) [10.00]%.

(d) If on any payment date, the amount available for distribution on the certificates is less than the amount necessary in order to pay interest on the certificates at the respective pass-through rates and principal required to be paid to the senior certificates, the Class M and the Class B certificates, the amount of interest due on the Class B certificates or, if the Class B certificates are no longer outstanding, the Class M-2 certificates, on that payment date will be reduced by the amount of the shortfall.


Offering:                           The  Certificates  will be  issued  publicly  from  the  Depositor's  shelf registration.

Form of Securities:                 Book-entry: Class A, Class M and Class B Certificates.
                                    [Physical: Class R Certificates.]

Prepayment Pricing
Speed Assumption:                   Home  Equity  Loans:  A constant  prepayment  of 5.00% per year of the then outstanding  principal  balance of the loans in the first month of the life of the loans and an  additional  1.8182% per year in each month  thereafter until it  reaches  25.00% on the 12th  month.  Beginning  in the 12th month and  thereafter  during  the life of such home  equity  loans,  a  constant prepayment rate of 25.00% per year.
                                    Fixed Rate Home Loans: 350% PSA.
                                    Adjustable Rate Home Loans: 40% CPR.

Payment Date:                       The 25th day of each month  (or,  if that day is not a  business  day,  the next succeeding business day), commencing November 27, 2000.

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Payment  Delay:  With  respect  to the  Class  A-1  Certificates  and  Class A-6
     Certificates, 0 days. With respect to the Class A-2, Class A-3, Class A-4, Class A-5, Class A-7, Class A-8, Class M and Class B Certificates, 24 days.

Pass-through Rate: The Class A-1 Pass-through Rate will be equal to the lesser of (a) 1-month LIBOR + [ ]% per annum and (b) [10.00]% per annum.

          The Class A-6 Pass-through Rate will be equal to the lesser of (a) 1-month LIBOR + [ ]% per annum and (b) [10.00]% per annum.

          Interest will accrue on the Class A-1 and Class A-6 Certificates from and including the preceding Payment Date (or from the Closing Date in the case of the first Payment Date) to and including the day prior to the then current Payment Date at the applicable pass-through rate based on the actual number of days elapsed during the Accrual Period and an assumed year of 360 days.

          Interest will accrue on the Class A-2, Class A-3, Class A-4, Class A-5, Class A-7, Class A-8, Class M and Class B Certificates at a fixed rate during the month prior to the month of the related Payment Date (or from the Cut-off Date to the end of such month in the case of the first Payment Date) based on an assumed year of 360 days, consisting of 12 30-day months.


Assets of the Trust: The assets of the Trust will include (i) closed-end, fixed-rate home equity loans primarily secured by second liens and having combined loan-to-value ratios of up to 100% (the "Home Equity Loans") and
     (ii) closed-end, fixed and adjustable-rate purchase-money loans secured by first liens and having loan-to-value ratios of up to 125% (the "Home Loans", and together with the Home Equity Loans, the "Mortgage Loans").

          In addition to the Mortgage Loans conveyed to the trust on the closing date, the property of the trust will include cash on deposit in certain accounts, including the pre-funding account and other collections on the mortgage loans.


Pre-Funding Account: On the Closing Date, approximately $136,983,933 will be deposited into an account (the "Pre-Funding Account"), which amount will be funded from the proceeds of the sale of the Certificates. During the pre-funding period, funds on deposit in the pre-funding account will be used by the issuer to buy home equity loans from GMACM from time to time. The pre-funding period will be the period from the closing date to the


________________________________________________________________________________

BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

     earliest of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $50,000, (ii) January 28, 2001 and (iii) the occurrence of a Servicer default under the Pooling and Servicing Agreement (the "Pre-Funding Period"). The subsequent Mortgage Loans will conform to certain specified characteristics. Amounts on deposit in the Pre-Funding Account will be invested in permitted investments as specified in the Pooling and Servicing Agreement. Any amount remaining in the Pre-Funding Account at the end of the Pre-Funding Period will be used to make principal payments on the Class A-1 Certificates through Class A-5 Certificates.

Capitalized Interest Account: On the Closing Date, a cash deposit will be made from the proceeds of the sale of the Certificates into an account held by the trustee (the "Capitalized Interest Account"). Amounts on deposit in the Capitalized Interest Account will be withdrawn on each Payment Date during the Pre-Funding Period to cover any shortfall in interest payments on the certificates due to the pre-funding feature during the pre-funding period. Any amounts remaining in the capitalized interest account at the end of the pre-funding period will be paid to GMACM.


Payments on the  Certificates:  On each monthly  payment date,  the trustee will
     make  distributions  to  certificateholders.   The  amounts  available  for
     distribution will include:

          o collections of monthly payments of principal and interest on the mortgage loans, including prepayments and other unscheduled collections plus

          o    advances for delinquent payments, if required minus

          o fees and expenses of the trust, including reimbursement of the servicer for advances.

          Payments to certificateholders will be made from amounts available from principal and interest collections on the mortgage loans, less certain fees and expenses of the trust, for distribution in the following order:

          o First, to pay accrued and unpaid interest due on the certificates as follows:

          o To each class of senior certificates, on a pro rata basis, in accordance with the amount of interest due thereon;


________________________________________________________________________________

BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

          o    To the Class M-1 certificates;

          o    To the Class M-2 certificates; and

          o    To the Class B certificates;

          o Second, to pay an amount equal to principal collections on the mortgage loans minus any overcollateralization release amount, in the following order:

          o To the Class R certificates, sequentially, until the principal balance of the Class R certificates has been reduced to zero;

          o To the Class A certificates, in the order described below, the amount necessary to reduce the aggregate principal balance of the Class A certificates to the required principal balance for the Class A certificates for that payment date;

          o To the Class M-1 certificates, the amount necessary to reduce the principal balance of the Class M-1 certificates to the required principal balance for the Class M-1 certificates for that payment date;

          o To the Class M-2 certificates, the amount necessary to reduce the principal balance of the Class M-2 certificates to the required principal balance for the Class M-2 certificates for that payment date; and

          o To the Class B certificates, the amount necessary to reduce the principal balance of the Class B certificates to the required principal balance for the Class B certificates for that payment date;

          o Third, to pay to the Class A certificates, in the order described below, until the aggregate principal balance of the Class A certificates has been reduced to the required principal balance for the Class A certificates for that payment date, the amount of any losses incurred on the mortgage loans during the prior calendar month, and the amount of any losses allocated to the Class A certificates on any previous payment date and not previously paid, plus interest on any previously unpaid amounts;

          o Fourth, to pay to the Class M-1 certificates, until the principal balance of the Class M-1 certificates has been reduced to the required principal balance for the Class M-1 certificates for that payment date, the amount of any losses incurred on the mortgage loans during the prior calendar month and not already paid to the holders of the Class A certificates under clause third above, and the amount of any losses allocated to the Class M-1 certificates on any previous payment date and not previously paid, plus interest on any previously unpaid amounts;


________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

          o Fifth, to pay to the Class M-2 certificates, until the principal balance of the Class M-2 certificates has been reduced to the required principal balance for the Class M-2 certificates for that payment date, the amount of any losses incurred on the mortgage loans during the prior calendar month and not already paid to the holders of the Class A certificates under clause third above or the Class M-1 certificates under clause fourth above, and the amount of any losses allocated to the Class M-2 certificates on any previous payment date and not previously paid, plus interest on any previously unpaid amounts;

          o Sixth, to pay to the Class B certificates, until the principal balance of the Class B certificates has been reduced to the required principal balance for the Class B certificates for that payment date, the amount of any losses incurred on the mortgage loans during the prior calendar month and not already paid to the holders of the Class A certificates under clause third above, the Class M-1 certificates under clause fourth above or the Class M-2 certificates under clause fifth above, and the amount of any losses allocated to the Class B certificates on any previous payment date and not previously paid, plus interest on any previously unpaid amounts;

          o Seventh, to pay the amount necessary to increase the amount of overcollateralization to the required overcollateralization level to the Class A certificates, in the order described below, until the aggregate principal balance of the Class A certificates is reduced to the required principal balance for the Class A certificates for that payment date;

          o Eighth, to pay the amount necessary to increase the amount of overcollateralization to the required overcollateralization level to the Class M-1 certificates, to the extent not distributed to the Class A certificates pursuant to clause seventh above, until the principal balance of the Class M-1 certificates is reduced to the required principal balance for the Class M-1 certificates for that payment date;

          o Ninth, to pay the amount necessary to increase the amount of overcollateralization to the required overcollateralization level to the Class M-2 certificates, to the extent not distributed to the Class A certificates pursuant to clause seventh above or the Class M-1 certificates pursuant to clause eighth above, until the principal balance of the Class M-2 certificates is reduced to the required principal balance for the Class M-2 certificates for that payment date;


________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

          o Tenth, to pay the amount necessary to increase the amount of overcollateralization to the required overcollateralization level to the Class B certificates, to the extent not distributed to the Class A certificates pursuant to clause seventh above, the Class M-1 certificates pursuant to clause eighth above or the Class M-2 certificates pursuant to clause ninth above, until the principal balance of the Class B certificates is reduced to the required principal balance for the Class B certificates for that payment date;

          o Eleventh, to pay to the trustee any unpaid expenses and other reimbursable amounts owed to the trustee; and

          o Twelfth, to pay any remaining amount to the Class SB certificates and the Class R certificates.

          Payments of principal on the Class A certificates shall be allocated as follows:

          o Payments of principal shall be distributed concurrently to the Class A-I group in the aggregate and the Class A-II group in the aggregate, in each case in proportion to the percentage of the principal collections derived from the related loan group on each payment date, until the certificate principal balances of the Class A-I group certificates or the Class A-II group certificates in the aggregate have been reduced to zero.

          o After either the certificates in the Class A-I group in the aggregate or the certificates in the Class A-II group in the aggregate are reduced to zero, all principal collections and interest collections received from the related loan group will be distributed to the remaining class or classes of Class A certificates to the extent necessary to pay interest and principal due on those classes.

               o The Class A-I group shall include the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 certificates.

               o The Class A-II group shall include the Class A-6, Class A-7 and Class A-8 certificates.

          Payments of principal that are allocated to the certificates representing the Class A-I group or the Class A-II group will be paid sequentially within the respective group of certificates, which means that principal will not be paid on any class of certificates unless the principal balance of each class of certificates within such group with a lower numerical designation has been reduced to zero, except that a special payment provision applies to the Class A-5 certificates, as described below.


________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

          Because principal payments on the certificates in respect of liquidation loss amounts and overcollateralization increase amounts will be allocated between the certificates in the Class A-I group and the certificates in the Class A-II group in proportion to the principal collections received from the related group, and not in proportion to the amount of liquidation loss amounts on mortgage loans in the related group or the amount of overcollateralization derived from that group, excess interest collections from one group may be applied on any payment date to make principal payments to the certificates corresponding to the other group.

          For at least three years after the closing date, no principal will be distributed to the Class A-5 certificates unless the principal balance of the Class A-1, Class A-2, Class A-3 and the Class A-4 certificates has been reduced to zero. After that date, the Class A-5 certificates will receive a portion of principal payments allocated to the certificates in the Class A-I group while other classes of certificates in the Class A-I group are outstanding.

          For at least three years after the closing date, no principal will be distributed to the Class M certificates and the Class B certificates unless the principal balance of all of the Class A certificates and the Class R certificates has been reduced to zero.


Step-down Date: The first payment date occurring after the payment date in October 2003, as to which the aggregate of the certificate balances of the Senior Certificates (after applying payments received in the related Collection Period) will be able to be reduced on such payment date to an amount equal to the excess, if any, of (a) the aggregate principal balances of the Mortgage Loans as of such payment date (after applying payments received in the related Collection Period) over (b) the greater of (i) approximately [24.70]% of the aggregate principal balances of the Mortgage Loans as of the end of the related Collection Period and (ii) 0.50% of the initial Pool Balance; provided, however, that the step-down date may be subject to certain loss and delinquency criteria set forth in the pooling and servicing agreement.



________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



                        Summary of Expected Subordination


    Prior to the Step-down Date:
------------------------------- -------------------- -------------------------- ------------------
                                                              Initial            Expected Total
Offered                          Expected Initial      Overcollateralization      Target Credit
Certificates                     Subordination(a)            Target(b)             Enhancement
------------------------------- -------------------- -------------------------- ------------------
------------------------------- -------------------- -------------------------- ------------------
Class A Certificates                  [9.85]%                 [2.50]%               [12.35]%
------------------------------- -------------------- -------------------------- ------------------
------------------------------- -------------------- -------------------------- ------------------
Class M-1 Certificates                [4.80]%                 [2.50]%                [7.30]%
                                                     -------------------------- ------------------
------------------------------- -------------------- -------------------------- ------------------
Class M-2 Certificates                [2.05]%                 [2.50]%                [4.55]%
------------------------------- -------------------- -------------------------- ------------------
------------------------------- -------------------- -------------------------- ------------------
Class B Certificates                  [0.00]%                 [2.50]%                [2.50]%
------------------------------- -------------------- -------------------------- ------------------



(a) Represents the expected amount of note subordination for each class of Certificates as of the Closing Date.

(b)  The overcollateralization amount will equal [0.00]% as of the closing date.
     Excess spread, if available, will be applied to make accelerated payments of principal until the overcollateralization amount equals the targeted overcollateralization amount, which is equal to [2.50]% of the initial collateral amount (including amounts on deposit in the Pre-Funding Account as of the Closing Date).



    On or after the Step-down Date:
------------------------------ --------------------- ------------------------- -------------------
Offered                           Subordination       Overcollateralization      Target Credit
Certificates                        Target(a)               Target(b)             Enhancement
------------------------------ --------------------- ------------------------- -------------------
------------------------------ --------------------- ------------------------- -------------------
Class A Certificates                 [19.70]%                [5.00]%                [24.70]%
------------------------------ --------------------- ------------------------- -------------------
------------------------------ --------------------- ------------------------- -------------------
Class M-1 Certificates               [9.60]%                 [5.00]%                [14.60]%
                                                     ------------------------- -------------------
------------------------------ --------------------- ------------------------- -------------------
Class M-2 Certificates               [4.10]%                 [5.00]%                [9.10]%
------------------------------ --------------------- ------------------------- -------------------
------------------------------ --------------------- ------------------------- -------------------
Class B Certificates                 [0.00]%                 [5.00]%                [5.00]%
------------------------------ --------------------- ------------------------- -------------------

(a) Represents the expected amount of note subordination for each class of Certificates after the Step-down Date.

(b) On or after the Step-down Date, the target overcollateralization amount is allowed to step down to the targeted percentage of the then current collateral amount.



________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



Class A Optimal
Principal Balance:                  With respect to any payment date prior to the  step-down  date,  zero;  and with respect to any other  payment  date,  an amount equal to the aggregate
                                    principal   balances   of  the   Mortgage   Loans   as  of  the   preceding
                                    determination  date  minus  the sum of (a)  approximately  [19.70]%  of the aggregate  principal  balances of the  Mortgage  Loans as of the  preceding determination  date and (b) the required  overcollateralization  amount for such payment date.


Class B Optimal
Principal Balance:                  With respect to any payment date prior to the  step-down  date,  zero;  and with respect to any other payment date,  the aggregate  principal  balances of the  Mortgage  Loans as of the  preceding  determination  date minus the sum of (a) the  aggregate  of the  principal  balances of each class of the
                                    Senior  Certificates,   the  Class M-1   Certificates  and  the  Class  M-2
                                    Certificates  (after  taking into  account  payments  made on such  payment date  in  reduction  of such  principal  balances)  and  (b)  the  required overcollateralization  amount for such  payment  date;  provided,  however, that any scheduled  reduction to the Class B Optimal  Principal Balance may be subject to certain  delinquency  criteria  set forth in the  pooling and servicing agreement.


Class M-1 Optimal
Principal Balance:                  With respect to any payment date prior to the  step-down  date,  zero;  and with respect to any other payment date,  the aggregate  principal  balances of the  Mortgage  Loans as of the  preceding  determination  date minus the sum of (a) the  aggregate  of the  principal  balances of each class of the
                                    Senior  Certificates  (after  taking  into  account  payments  made on such payment date in reduction of such principal  balances),  (b)  approximately
                                    [9.60]% of the  aggregate  principal  balances of the Mortgage  Loans as of
                                    the    preceding     determination    date    and    (c)    the    required
                                    overcollateralization  amount for such  payment  date;  provided,  however, that any  scheduled  reduction to the Class M-1 Optimal  Principal  Balance may be subject to certain  delinquency  criteria  set forth in the  pooling and servicing agreement.


Class M-2 Optimal
Principal Balance:                  With respect to any payment date prior to the  step-down  date,  zero;  and with respect to any other payment date,  the aggregate  principal  balances of the  Mortgage  Loans as of the  preceding  determination  date minus the sum of (a) the  aggregate  of the  principal  balances of each class of the
                                    Senior  Certificates and Class M-1 Certificates  (after taking into account payments  made  on  such  payment  date  in  reduction  of  such  principal balances),  (b) approximately  [4.10]% of the aggregate  principal balances of the Mortgage  Loans as of the preceding  determination  date and (c) the required  overcollateralization  amount for such  payment  date;  provided, however,  that any scheduled  reduction to the Class M-2 Optimal  Principal
                                    Balance  may be subject to certain  delinquency  criteria  set forth in the pooling and servicing agreement.



________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


Class A-5 Principal
Distribution Amount:                For any  payment  date,  the product of (a) a fraction,  the  numerator  of which is the certificate  principal  balance of the Class A-5  Certificates
                                    and  the   denominator   of  which  is  the   aggregate   Class  A-I  group
                                    certificates  immediately  prior  to such  payment  date,  (b) the  Class A principal  distribution  amount with  respect to the home equity  loans for such  payment  date  and (c) the  applicable  percentage  set  forth in the following table:


                                    Distribution Date Occurring In:                Percentage
                                    November 2000 through October 2003             0%
                                    November 2003 through October 2005             45%
                                    November 2005 through October 2006             80%
                                    November 2006 through October 2007             100%
                                    November 2007 and thereafter                   300%


Servicing Fee:                      The  servicing  fee  to  be  paid  to  the  servicer  as  compensation  for servicing  the Mortgage  Loans will be 0.50% per annum.  The  servicing fee will be computed and payable monthly.


Advancing:                          For any  month,  if the  servicer  does  not  receive  the  full  scheduled payment  on a home  loan,  the  servicer  will  advance  funds to cover the amount of the scheduled  payment that was not made.  For any month,  if the servicer  does not receive the full  scheduled  interest  payment on a home equity  loan,  the  servicer  has the option to advance  funds to cover the amount of the scheduled  interest  payment that was not made.  The servicer will be  required  to  advance  delinquent  interest  payments  on the home equity loans to the extent that the  shortfall  would result in a shortfall
                                    in  the  amount  of  interest   available   to  pay  interest  due  on  the
                                    certificates.  However,  the servicer is only  required to advance funds if it determines  that the advance will be  recoverable  from future  payments or collections on that mortgage loan.


Credit Enhancement:                 Credit  enhancement  with respect to the  Certificates  will be provided by
                                    (1) excess interest, (2) overcollateralization and (3) subordination.

                                    Excess Interest:  Because the mortgagors are
                                    expected   to  pay  more   interest  on  the
                                    mortgage  loans  than  is  necessary  to pay
                                    interest on the  certificates,  there may be
                                    excess   interest.   Some  of  this   excess
                                    interest   may  be  used  to   protect   the
                                    certificates  against  some losses by making
                                    an     additional     payment     to     the
                                    certificateholders  up to the  amount of the
                                    losses.


________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                    Overcollateralization:  Excess interest that
                                    is not needed to cover  losses  will be used
                                    to make additional principal payments on the
                                    certificates,  until the aggregate principal
                                    balance of the  mortgage  loans  exceeds the
                                    aggregate    principal    amount    of   the
                                    certificates  by a  specified  amount.  This
                                    excess will represent overcollateralization,
                                    which may absorb some losses on the mortgage
                                    loans  if they  are not  covered  by  excess
                                    interest.      If     the      level      of
                                    overcollateralization  falls  below  what is
                                    required,   the  excess  interest  described
                                    above  will be paid to the  certificates  as
                                    principal,   until  the  required  level  of
                                    overcollateralization is reached.

                                    Subordination: Most losses on the mortgage loans will be allocated in full to the first class listed below with a principal balance greater than zero:

o       Class B

o       Class M-2

o       Class M-1

                                    When this occurs, the principal balance of the class to which the loss is allocated is reduced, without a corresponding payment of principal.

                                    If none of the Class M certificates or Class
                                    B certificates  remain  outstanding,  losses
                                    will  be   allocated   among   the  Class  A
                                    certificates and the Class R certificates, in proportion to their remaining principal balances.


Optional Redemption: A principal payment may be made to redeem the certificates upon the exercise by the servicer of its option to purchase the mortgage loans in the trust after the aggregate principal balance of the mortgage loans is reduced to an amount less than or equal to 10% of the sum of the initial aggregate principal balance of the mortgage loans and the initial amount deposited in the pre-funding account. The purchase price payable by the servicer for the mortgage loans will be the aggregate outstanding principal balance of the mortgage loans, or the fair market value of real estate acquired by foreclosure, plus accrued and unpaid interest thereon at the weighted average of the net loan rates of the mortgage loans through the day preceding the payment date of this purchase.


________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Tax Status: The certificates, other than the Class R certificates, will represent ownership of regular interests in a real estate mortgage investment conduit and will be treated as representing ownership of debt for federal income tax purposes. For federal income tax purposes, each class of Class R certificates will be the sole residual interest in one of the two real estate mortgage investment conduits.

ERISAEligibility: The Class A Certificates may be purchased by employee benefit plans subject to the requirements of ERISA. The Class M certificates and the Class B certificates may not be purchased by most such plans or retirement accounts, except as may be permitted under an exemption available to insurance companies using general accounts or in the event that the RFC exemption is amended to permit Class M certificates and Class B certificates rated BBB- or better to be purchased by such plans or retirement accounts. The Class R Certificates may not be purchased by such plans.

SMMEAStatus: The Certificates will not constitute "mortgage related securities" for purposes of SMMEA.



________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                               COLLATERAL SUMMARY
                       Initial Group I - Home Equity Loans

                       Initial Group I - Home Equity Loans

Cut-Off Date                         10/1/00

Total Outstanding Balance:           $387,558,496.85

Number of Loans:                     12,246

Average Remaining Balance:           $31,647.76  (range: $1,074.53 -
                                     $248,895.62)

WA Home Loan Rate:                   11.231%  (range: 7.500% - 14.625%)

Original Weighted Average Term:      207 months

Remaining Weighted Average Term:     206 months

Lien Position:                       3.84% first, 96.16% second.

WA CLTV Ratio:                       81.77% (range: 5.00% - 102.00%)

WA FICO Score:                       693

WA DTI Ratio:                        39.31% (0.00% - 135.00%)

WA Junior Ratio:                     26.04% (2.90% - 100.00%)

Documentation:                       100.00% full documentation

Property Type:                       89.93% single family,
                                     5.84% condo,
                                     2.77% PUD,
                                     1.43% multi-family,
                                     0.03% manufactured housing.

Owner Occupancy:                     99.47% owner occupied; 0.53% second
                                     home.

FHLMC Eligibility (by Loan           80.98%
Balances)

Geographic Distribution:             CA (34.62%), NY (6.49%).
(all states >= 5.00%)


________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


Initial Group I - Home Equity Loan Characteristics


Set forth below is a description of certain characteristics of the Initial Group I Home Equity Loans as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Initial Group I Home Equity Loans are as of the Cut-Off Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Cut-Off Date (except as indicated otherwise).



                                         Property Type

                                                                                      Percent of
                                                                                 Initial Group I
                                                                               Home Equity Loans
                                                                   Principal        by Principal
                                               Number of             Balance             Balance
                                         Initial Group I           as of the           as of the
Property Type                          Home Equity Loans        Cut-Off Date        Cut-Off Date
Single Family                                     10,951     $348,517,744.25              89.93%
Condo                                                798       22,648,636.13                5.84
PUD                                                  303       10,735,256.82                2.77
Multi Family                                         190        5,552,217.58                1.43
Manufactured Housing                                   4          104,642.07                0.03
                                                       -          ----------                ----
                               Total              12,246     $387,558,496.85             100.00%






                                 Outstanding Principal Balances

                                                                                       Percent of
                                                                                  Initial Group I
-------------------------------------  ------------------                       Home Equity Loans
                                                                    Principal        by Principal
                                                Number of             Balance             Balance
                                          Initial Group I           as of the           as of the
   Range of Principal Balances ($)      Home Equity Loans        Cut-Off Date        Cut-Off Date
          $0.00   to    $25,000.00                  5,959     $106,681,577.90              27.53%
     $25,000.01   to    $50,000.00                  4,888      177,171,639.70               45.71
     $50,000.01   to    $75,000.00                    920       56,970,950.46               14.70
     $75,000.01   to    $100,000.00                   383       34,389,776.13                8.87
    $100,000.01   to    $200,000.00                    95       12,095,657.04                3.12
    $200,000.01   to    $300,000.00                     1          248,895.62                0.06
                                                        -          ----------                ----
                                Total              12,246     $387,558,496.85             100.00%

  The average Principal Balance of the Initial Group I Home Equity Loans as of the Cut-Off Date is approximately $31,647.76.

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                                        Original Balances

                                                                                       Percent of
                                                                                  Initial Group I
-------------------------------------  ------------------                       Home Equity Loans
                                                                    Principal        by Principal
                                                Number of             Balance             Balance
                                          Initial Group I           as of the           as of the
   Range of Original Balances ($)       Home Equity Loans        Cut-Off Date        Cut-Off Date
          $0.00   to    $25,000.00                  5,945     $106,385,875.54              27.45%
     $25,000.01   to    $50,000.00                  4,896      177,235,325.74               45.73
     $50,000.01   to    $75,000.00                    923       57,018,570.36               14.71
     $75,000.01   to    $100,000.00                   386       34,574,172.55                8.92
    $100,000.01   to    $125,000.00                    57        6,479,169.01                1.67
    $125,000.01   to    $150,000.00                    32        4,606,705.11                1.19
    $150,000.01   to    $175,000.00                     4          645,478.37                0.17
    $175,000.01   to    $200,000.00                     2          364,304.55                0.09
    $225,000.01   to    $250,000.00                     1          248,895.62                0.06
                                                        -          ----------                ----
                                Total              12,246     $387,558,496.85             100.00%

  The average Original Balance of the Initial Group I Home Equity Loans is approximately $31,799.16.




                                  Combined Loan-to-Value Ratios

                                                                                       Percent of
                                                                                  Initial Group I
-------------------------------        ------------------                       Home Equity Loans
                                                                    Principal        by Principal
                                                Number of             Balance             Balance
       Range of Combined                  Initial Group I           as of the           as of the
   Loan-to-Value Ratios (%)             Home Equity Loans        Cut-Off Date        Cut-Off Date
      0.00%   to    30.00%                            204       $5,281,121.72               1.36%
     30.01%   to    40.00%                            176        4,881,243.16                1.26
     40.01%   to    50.00%                            273        8,321,726.91                2.15
     50.01%   to    60.00%                            459       14,512,190.22                3.74
     60.01%   to    70.00%                            871       27,998,896.60                7.22
     70.01%   to    80.00%                          2,615       87,488,054.47               22.57
     80.01%   to    90.00%                          3,997      126,141,550.63               32.55
     90.01%   to    95.00%                          2,721       81,268,252.45               20.97
     95.01%   to    100.00%                           929       31,627,253.77                8.16
    100.01%   to    105.00%                             1           38,206.92                0.01
                                                        -           ---------                ----
                                Total              12,246     $387,558,496.85             100.00%

  The minimum and maximum Combined Loan-to-Value Ratios of the Initial Group I Home Equity Loans as of the Cut-Off Date are approximately 5.00% and 102.00%, respectively, and the weighted average Combined Loan-to-Value Ratio of the Initial Group I Home Equity Loans as of the Cut-Off Date is approximately 81.77%.

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                                    Geographical Distributions

                                                                                         Percent of
                                                                                    Initial Group I
-------------------------------------  -------------------                        Home Equity Loans
                                                                      Principal        by Principal
                                                 Number of              Balance             Balance
                                           Initial Group I            as of the           as of the
Location                                 Home Equity Loans         Cut-Off Date        Cut-Off Date
California                                           3,615      $134,161,813.83              34.62%
New York                                               694        25,156,010.10                6.49
Florida                                                588        16,410,011.58                4.23
New Jersey                                             496        16,374,810.15                4.23
Texas                                                  475        14,195,582.17                3.66
Pennsylvania                                           379        10,696,250.32                2.76
Georgia                                                388        10,680,679.98                2.76
Illinois                                               357        10,287,346.93                2.65
Michigan                                               346         9,432,025.15                2.43
Ohio                                                   296         8,154,855.54                2.10
Arizona                                                269         7,925,609.13                2.05
Other                                                4,343       124,083,501.97               32.02
                                                     -----       --------------               -----
                                Total               12,246      $387,558,496.85             100.00%


 The reference to "Other" in the preceding table includes states and the District of Columbia that contain mortgaged properties for which the Principal
 Balance is less than 2.00% of the Cut-Off Date Aggregate Principal Balance.

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                                     Junior Ratios(1)(2)(3)

                                                                                       Percent of
                                                                                  Initial Group I
-------------------------------        ------------------                       Home Equity Loans
                                                                    Principal        by Principal
                                                Number of             Balance             Balance
                                          Initial Group I           as of the           as of the
  Range of Junior Ratios (%)            Home Equity Loans        Cut-Off Date        Cut-Off Date
     0.0001%  to   5.0000%                             33         $362,645.66               0.10%
     5.0001%  to   10.0000%                           867       14,200,040.20                3.81
    10.0001%  to   15.0000%                         2,351       52,597,656.52               14.11
    15.0001%  to   20.0000%                         2,542       70,848,403.39               19.01
    20.0001%  to   25.0000%                         2,079       70,593,691.65               18.94
    25.0001%  to   30.0000%                         1,443       55,146,844.37               14.80
    30.0001%  to   35.0000%                           909       37,481,853.74               10.06
    35.0001%  to   40.0000%                           595       25,888,384.79                6.95
    40.0001%  to   45.0000%                           336       14,798,699.56                3.97
    45.0001%  to   50.0000%                           237       10,650,234.24                2.86
    50.0001%  to   55.0000%                           122        5,734,928.42                1.54
    55.0001%  to   60.0000%                            87        4,521,224.95                1.21
    60.0001%  to   65.0000%                            68        3,155,638.96                0.85
    65.0001%  to   70.0000%                            40        2,000,794.39                0.54
    70.0001%  to   75.0000%                            29        1,266,114.94                0.34
    75.0001%  to   80.0000%                            27        1,200,786.54                0.32
    80.0001%  to   85.0000%                            22          912,160.64                0.24
    85.0001%  to   90.0000%                            20          877,593.27                0.24
    90.0001%  to   95.0000%                             5          159,690.72                0.04
    95.0001%  to   100.0000%                            7          296,014.61                0.08
                                                        -          ----------                ----
                                Total              11,819     $372,693,401.56             100.00%


  (1) The Junior Ratio of a Home Equity Loan is the ratio (expressed as a percentage) of the outstanding balance of such Home Equity Loan to the sum of such outstanding balance and the outstanding balance of any senior mortgage computed as of the date such Home Equity Loan is underwritten.

  (2) The weighted average Junior Ratio of the Initial Group I Home Equity Loans as of the Cut-Off Date is approximately 26.04%.

  (3) Includes only the Initial Group I Home Equity Loans secured by second or more junior liens.


________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                                           Loan Rates

                                                                                       Percent of
                                                                                  Initial Group I
--------------------------             ------------------                       Home Equity Loans
                                                                    Principal        by Principal
                                                Number of             Balance             Balance
                                          Initial Group I           as of the           as of the
  Range of Loan Rates(%)                Home Equity Loans        Cut-Off Date        Cut-Off Date
    7.500%  to   7.999%                                 4          $79,136.39               0.02%
    8.000%  to   8.499%                                19          221,199.56                0.06
    8.500%  to   8.999%                                20          618,144.65                0.16
    9.000%  to   9.499%                                34        1,446,473.68                0.37
    9.500%  to   9.999%                               999       35,912,197.08                9.27
   10.000%  to   10.499%                            1,179       42,244,138.34               10.90
   10.500%  to   10.999%                            3,336      103,451,397.62               26.69
   11.000%  to   11.499%                            1,532       51,218,682.44               13.22
   11.500%  to   11.999%                            1,903       61,685,124.91               15.92
   12.000%  to   12.499%                            1,444       41,617,711.85               10.74
   12.500%  to   12.999%                              720       20,011,278.41                5.16
   13.000%  to   13.499%                              342       10,607,723.51                2.74
   13.500%  to   13.999%                              562       14,737,822.49                3.80
   14.000%  to   14.499%                              115        2,815,503.18                0.73
   14.500%  to   14.999%                               37          891,962.74                0.23
                                                       --          ----------                ----
                                Total              12,246     $387,558,496.85             100.00%

 The weighted average Loan Rate of the Initial Group I Home Equity Loans as of the Cut-Off Date is approximately 11.231%.




                             Months Remaining to Scheduled Maturity

                                                                                       Percent of
                                                                                  Initial Group I
-------------------------------        ------------------                       Home Equity Loans
                                                                    Principal        by Principal
                                                Number of             Balance             Balance
                                          Initial Group I           as of the           as of the
   Range of Remaining Terms             Home Equity Loans        Cut-Off Date        Cut-Off Date
          0   to   60                                 332       $6,404,153.84               1.65%
         61   to   120                              1,220       29,131,294.69                7.52
        121   to   180                              7,713      233,872,903.89               60.35
        181   to   240                                626       23,470,271.39                6.06
        241   to   300                              2,327       93,693,479.07               24.18
        301   to   360                                 28          986,393.97                0.25
                                                       --          ----------                ----
                                Total              12,246     $387,558,496.85             100.00%

  The weighted  average  months  remaining to scheduled  maturity of the Initial
  Group I Home Equity Loans as of the Cut-Off Date is approximately 206 months.

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                                          Lien Priority

                                                                                       Percent of
                                                                                  Initial Group I
-------------------------------        ------------------                       Home Equity Loans
                                                                    Principal        by Principal
                                                Number of             Balance             Balance
                                          Initial Group I           as of the           as of the
Lien Position                           Home Equity Loans        Cut-Off Date        Cut-Off Date
First                                                 427      $14,865,095.29               3.84%
Second                                             11,817      372,659,041.86               96.16
n/a                                                     2           34,359.70                0.01
                                                        -           ---------                ----
                                Total              12,246     $387,558,496.85             100.00%



                                      Debt-to-Income Ratios

                                                                                         Percent of
                                                                                    Initial Group I
  -----------------------------------  -------------------                        Home Equity Loans
                                                                     Principal         by Principal
                                                 Number of             Balance              Balance
                                           Initial Group I           as of the            as of the
  Range of Debt-to-Income Ratios (%)     Home Equity Loans        Cut-Off Date         Cut-Off Date
          0.001%  to  5.000%                             1          $19,404.86                0.01%
          5.001%  to  10.000%                            9          263,627.56                 0.07
         10.001%  to  15.000%                           67        2,077,059.00                 0.54
         15.001%  to  20.000%                          234        6,344,884.81                 1.64
         20.001%  to  25.000%                          620       16,696,138.04                 4.31
         25.001%  to  30.000%                        1,178       33,969,857.96                 8.77
         30.001%  to  35.000%                        1,838       55,017,386.70                14.20
         35.001%  to  40.000%                        2,225       69,122,911.30                17.84
         40.001%  to  45.000%                        2,897       93,852,030.80                24.22
         45.001%  to  50.000%                        2,668       92,196,393.41                23.79
         50.001%  to  55.000%                          408       14,126,347.44                 3.64
         55.001%  +                                     88        3,526,977.25                 0.91
             n/a                                        13          345,477.72                 0.09
                                                        --          ----------                 ----
                                Total               12,246     $387,558,496.85              100.00%

  The weighted average Debt-to-Income Ratio of the Initial Group I Home Equity Loans as of the Cut-Off Date is approximately 39.31%.

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                                        Occupancy Types

                                                                                      Percent of
                                                                                 Initial Group I
------------------------------------  ------------------                       Home Equity Loans
                                                                   Principal        by Principal
                                               Number of             Balance             Balance
Occupancy                                Initial Group I           as of the           as of the
(as indicated by Borrower)             Home Equity Loans        Cut-Off Date        Cut-Off Date

Owner Occupied                                    12,184     $385,517,268.10              99.47%
Second Home                                           62        2,041,228.75                0.53
                                                      --        ------------                ----
                                                  12,246     $387,558,496.85             100.00%
                               Total





                                        Origination Year

                                                                                      Percent of
                                                                                 Initial Group I
------------------------------------  ------------------                       Home Equity Loans
                                                                   Principal        by Principal
                                               Number of             Balance             Balance
                                         Initial Group I           as of the           as of the
Origination Year                       Home Equity Loans        Cut-Off Date        Cut-Off Date
2000                                              12,240     $387,315,031.73              99.94%
1999                                                   6          243,465.12                0.06
                                                       -          ----------                ----
                                                  12,246     $387,558,496.85             100.00%
                               Total

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


              Credit Scores as of the Date of Origination of the Home Equity Loans

                                                                                         Percent of
                                                                                    Initial Group I
  -----------------------------------  -------------------                        Home Equity Loans
                                                                     Principal         by Principal
                                                 Number of             Balance              Balance
   Range of Credit Scores as of the        Initial Group I           as of the            as of the
   Date of Origination of the Loans      Home Equity Loans        Cut-Off Date         Cut-Off Date
             540  to  559                                1          $18,500.00                0.00%
             560  to  579                                2           40,485.89                 0.01
             580  to  599                                8          155,713.24                 0.04
             600  to  619                               28          817,998.48                 0.21
             620  to  639                            1,106       29,259,908.26                 7.55
             640  to  659                            1,870       51,790,882.16                13.36
             660  to  679                            1,865       55,437,173.82                14.30
             680  to  699                            2,325       85,939,752.31                22.17
             700  to  719                            1,868       65,626,426.62                16.93
             720  to  739                            1,385       44,754,603.71                11.55
             740  to  759                              897       27,641,180.24                 7.13
             760  to  779                              603       18,124,971.33                 4.68
             780  to  799                              247        6,683,580.55                 1.72
             800  to  819                               34        1,113,881.93                 0.29
             n/a                                         7         $153,438.31                0.04%
                                                         -         -----------                -----
                                Total               12,246     $387,558,496.85              100.00%


  The weighted  average Credit Score of the Borrower of the Initial Group I Home
  Equity Loans as of the Cut-Off Date is approximately 693.


________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                               COLLATERAL SUMMARY
                              Group II - Home Loans

                                      Group II Home Loans

Cut-Off Date                         10/1/00

Total Outstanding Balance:           $76,457,569.92

Number of Loans:                     461

Average Remaining Balance:           $165,851.56  (range: $53,624.38 -
                                     $491,675.79)

WA Home Loan Rate:                   10.599%  (range: 8.875% - 12.950%)

Original Weighted Average Term:      360 months

Remaining Weighted Average Term:     346 months

Lien Position:                       100.00% first

WA LTV Ratio:                        116.38% (range: 85.00% - 125.43%)

WA FICO Score:                       695

WA DTI Ratio:                        41.60% (14.75% - 80.34%)

Documentation:                       100.00% full documentation

Property Type:                       90.80% single family,
                                     9.20% condo.

Owner Occupancy:                     100.00% owner occupied

FHLMC Eligibility (by Loan           77.51%
Balances)

Geographic Distribution:             CA (44.42%), FL (5.24%).
(all states >= 5.00%)

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


 Group II - Home Loan Characteristics


Set forth below is a description of certain characteristics of the Group II Home Loans as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Group II Home Loans are actual principal balances as of the Cut-Off Date and may vary from the Group II Home Loan balances transferred to the trust on the closing date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate actual principal balance as of the Cut-Off Date (except as indicated otherwise).


                                         Property Type

                                                                                      Percent of
                                                                                        Group II
                                      ------------------           Principal          Home Loans
------------------------------------                                 Balance        by Principal
                                               Number of           as of the             Balance
                                                Group II        Cut-Off Date           as of the
Property Type                                 Home Loans                            Cut-Off Date
Single Family                                        417      $69,419,962.40              90.80%
Condo                                                 44        7,037,607.52                9.20
                                                      --        ------------                ----
                               Total                 461      $76,457,569.92             100.00%




                                       Principal Balances

                                                                                      Percent of
                                                                                        Group II
                                      ------------------                              Home Loans
------------------------------------                               Principal        by Principal
                                               Number of             Balance             Balance
                                                Group II           as of the           as of the
Range of Principal Balances ($)               Home Loans        Cut-Off Date        Cut-Off Date
    $50,000.01   to    $75,000.00                     11         $739,902.40               0.97%
    $75,000.01   to    $100,000.00                    75        6,571,036.24                8.59
   $100,000.01   to    $200,000.00                   252       36,387,524.01               47.59
   $200,000.01   to    $300,000.00                    93       22,020,054.95               28.80
   $300,000.01   to    $400,000.00                    26        8,968,964.83               11.73
   $400,000.01   to    $500,000.00                     4        1,770,087.49                2.32
                                                       -        ------------                ----
                               Total                 461      $76,457,569.92             100.00%


  The average Principal Balance of the Group II Home Loans as of the Cut-Off Date is $165,851.56.

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                                       Original Balances

                                                                                      Percent of
                                                                                        Group II
                                      ------------------                              Home Loans
------------------------------------                               Principal        by Principal
                                               Number of             Balance             Balance
                                                Group II           as of the           as of the
Range of Original Balances ($)                Home Loans        Cut-Off Date        Cut-Off Date
    $50,000.01   to    $75,000.00                     11         $739,902.40               0.97%
    $75,000.01   to    $100,000.00                    75        6,571,036.24                8.59
   $100,000.01   to    $200,000.00                   249       35,793,322.47               46.81
   $200,000.01   to    $300,000.00                    95       22,317,800.73               29.19
   $300,000.01   to    $400,000.00                    26        8,865,867.38               11.60
   $400,000.01   to    $500,000.00                     5        2,169,640.70                2.84
                                                       -        ------------                ----
                               Total                 461      $76,457,569.92             100.00%

  The  average  Original  Balance  of the Group II Home  Loans is  approximately
$167,290.12.



                                      Loan-to-Value Ratios

                                                                                       Percent of
                                                                                         Group II
                                      ------------------                               Home Loans
                                                                    Principal        by Principal
------------------------------------           Number of              Balance             Balance
                                                Group II            as of the           as of the
Range of Loan-to-Value Ratios (%)             Home Loans         Cut-Off Date        Cut-Off Date
    80.001%  to   85.000%                              1           $70,253.86               0.09%
    95.001%  to   100.000%                            13         1,808,312.06                2.37
   100.001%  to   105.000%                            19         5,165,683.85                6.76
   105.001%  to   110.000%                           102        16,991,359.34               22.22
   110.001%  to   115.000%                            79        13,084,631.84               17.11
   115.001%  to   120.000%                            44         7,636,860.70                9.99
   120.001%  to   125.000%                           202        31,576,333.96               41.30
   125.001%  to   130.000%                             1           124,134.31                0.16
                                                       -           ----------                ----
                               Total                 461       $76,457,569.92             100.00%


  The minimum and maximum Loan-to-Value Ratios of the Group II Home Loans as of the Cut-Off Date are approximately 85.00% and 125.43%, respectively, and the weighted average Loan-to-Value Ratio of the Group II Home Loans as of the Cut-Off Date is approximately 116.38%.


________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                                    Geographical Distributions

                                                                                         Percent of
                                                                                           Group II
                                       -------------------                               Home Loans
-------------------------------------                                 Principal        by Principal
                                                 Number of              Balance             Balance
                                                  Group II            as of the           as of the
Location                                        Home Loans         Cut-Off Date        Cut-Off Date

California                                             163       $33,962,912.22              44.42%
Florida                                                 28         4,005,769.94                5.24
New York                                                18         2,471,192.26                3.23
Pennsylvania                                            21         2,383,409.04                3.12
Michigan                                                15         2,207,067.87                2.89
Illinois                                                13         1,709,394.83                2.24
Arizona                                                  9         1,567,693.85                2.05
Other                                                  194        28,150,129.91               36.82
                                                       ---        -------------               -----
                                Total                  461       $76,457,569.92             100.00%

  The reference to "Other" in the preceding table includes states and the District of Columbia that contain mortgaged properties for which the Principal
  Balance is less than 2.00% of the Cut-Off Date Aggregate Principal Balance.




                                           Loan Rates
                                                                                       Percent of
                                                                                         Group II
                                       ------------------                              Home Loans
-------------------------------------                               Principal        by Principal
                                                Number of             Balance             Balance
                                                 Group II           as of the           as of the
Range of Loan Rates (%)                        Home Loans        Cut-Off Date        Cut-Off Date
    8.500%  to   8.999%                                 5       $1,081,797.41               1.41%
    9.000%  to   9.499%                                14        2,290,337.68                3.00
    9.500%  to   9.999%                                62       10,857,202.65               14.20
   10.000%  to   10.499%                              115       19,386,592.74               25.36
   10.500%  to   10.999%                              134       23,010,679.36               30.10
   11.000%  to   11.499%                              121       18,576,013.29               24.30
   11.500%  to   11.999%                                3          289,970.15                0.38
   12.000%  to   12.499%                                4          603,078.06                0.79
   12.500%  to   12.999%                                3          361,898.58                0.47
                                                        -          ----------                ----
                                Total                 461      $76,457,569.92             100.00%


  The weighted average Loan Rate of the Group II Home Loans as of the Cut-Off Date is approximately 10.599%.

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                             Months Remaining to Scheduled Maturity

                                                                                       Percent of
                                                                                         Group II
                                       ------------------                              Home Loans
-------------------------------------                               Principal        by Principal
                                                Number of             Balance             Balance
                                                 Group II           as of the           as of the
Range of Remaining Term                        Home Loans        Cut-Off Date        Cut-Off Date
       325  to   336                                   99      $17,874,171.04              23.38%
       337  to   348                                   96       15,710,068.42               20.55
       349  to   360                                  266       42,873,330.46               56.07
                                                      ---       -------------               -----
                                Total                 461      $76,457,569.92             100.00%

The weighted average months remaining to scheduled maturity of the Group II Home
Loans as of the Cut-Off Date is approximately 346 months.


                                          Lien Priority

                                                                                       Percent of
                                                                                         Group II
                                       ------------------                              Home Loans
-------------------------------------                               Principal        by Principal
                                                Number of             Balance             Balance
                                                 Group II           as of the           as of the
Lien Position                                  Home Loans        Cut-Off Date        Cut-Off Date
First                                                 461      $76,457,569.92             100.00%
                                                      ---      --------------             -------
                                Total                 461      $76,457,569.92             100.00%



                                      Debt-to-Income Ratios

                                                                                       Percent of
                                                                                         Group II
                                       ------------------                              Home Loans
-------------------------------------                               Principal        by Principal
                                                Number of             Balance             Balance
                                                 Group II           as of the           as of the
Range of Debt-to-Income Rations (%)            Home Loans        Cut-Off Date        Cut-Off Date
   10.001%  to     15.000%                              1         $323,497.53               0.42%
   20.001%  to     25.000%                             10        1,460,144.18                1.91
   25.001%  to     30.000%                             20        2,553,720.86                3.34
   30.001%  to     35.000%                             33        4,967,526.97                6.50
   35.001%  to     40.000%                             98       15,467,819.50               20.23
   40.001%  to     45.000%                            201       34,382,262.22               44.97
   45.001%  to     50.000%                             79       13,726,030.87               17.95
   50.001%  to     55.000%                             13        2,592,904.18                3.39
   55.001%   +                                          6          983,663.61                1.29
                                                        -          ----------                ----
                                Total                 461      $76,457,569.92             100.00%

The weighted average Debt-to-Income Ratio of the Group II Home Loans as of the Cut-Off Date is approximately 41.60%.

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                                       Documentation Type

                                                                                       Percent of
                                                                                         Group II
                                       ------------------                              Home Loans
-------------------------------------                               Principal        by Principal
                                                Number of             Balance             Balance
                                                 Group II           as of the           as of the
Documentation Level                            Home Loans        Cut-Off Date        Cut-Off Date
Full Documentation                                    461      $76,457,569.92             100.00%
                                                      ---      --------------             -------
                                Total                 461      $76,457,569.92             100.00%






                                         Occupancy Types

                                                                                       Percent of
                                                                                         Group II
                                      ------------------                               Home Loans
------------------------------------                               Principal         by Principal
                                               Number of             Balance              Balance
Occupancy                                       Group II           as of the            as of the
(as indicated by Borrower)                    Home Loans        Cut-Off Date         Cut-Off Date
Owner Occupied                                       461      $76,457,569.92              100.00%
                                                     ---      --------------              -------

                               Total                 461      $76,457,569.92              100.00%




                                          Loan Purpose

                                                                                       Percent of
                                                                                         Group II
                                      ------------------                               Home Loans
                                                                   Principal         by Principal
------------------------------------           Number of             Balance              Balance
                                                Group II           as of the            as of the
Loan Purpose                                  Home Loans        Cut-Off Date         Cut-Off Date
Purchase                                             461      $76,457,569.92              100.00%
                                                     ---      --------------              -------

                               Total                 461      $76,457,569.92              100.00%


________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                                 Disposable Income of Borrowers

                                                                                       Percent of
                                                                                         Group II
                                      ------------------                               Home Loans
------------------------------------                               Principal         by Principal
Range of                                       Number of             Balance              Balance
Disposable Monthly Income of                    Group II           as of the            as of the
Borrower ($)                                  Home Loans        Cut-Off Date         Cut-Off Date
       $0.01  to   $1,000.00                           1          $71,965.04                0.09%
   $1,000.01  to   $2,000.00                          47        4,972,658.02                 6.50
   $2,000.01  to   $3,000.00                         149       19,209,038.72                25.12
   $3,000.01  to   $4,000.00                         133       21,169,275.86                27.69
   $4,000.01  to   $5,000.00                          52       10,705,357.82                14.00
   $5,000.01  to   $6,000.00                          41       10,075,555.86                13.18
   $6,000.01  to   $7,000.00                          23        5,861,902.42                 7.67
   $7,000.01  to   $8,000.00                           6        1,968,485.52                 2.57
   $8,000.01  to   $9,000.00                           2          516,842.02                 0.68
   $9,000.01  to   $10,000.00                          3          683,389.68                 0.89
  $10,000.01  to   $11,000.00                          1          309,010.40                 0.40
  $11,000.01  to   $12,000.00                          1          282,497.31                 0.37
  $14,000.01  to   $15,000.00                          1          308,093.72                 0.40
  $22,000.01  to   $23,000.00                          1          323,497.53                 0.42
                                                       -          ----------                 ----
                               Total                 461      $76,457,569.92              100.00%


(1) Determined on a pretax basis by subtracting the borrower's monthly debt service on outstanding debt from the borrower's monthly income.

(2) The weighted average Disposable Monthly Income of the Borrower of the Group II Home Loans as of the Cut-Off Date is approximately $4,136.63.

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                  Credit Scores as of the Date of Origination of the Home Loans

                                                                                       Percent of
                                                                                         Group II
-------------------------------------  ------------------                              Home Loans
                                                                    Principal        by Principal
                                                Number of             Balance             Balance
Range of Credit Scores as of the                 Group II           as of the           as of the
Date of Origination of the Loans               Home Loans        Cut-Off Date        Cut-Off Date
      600   to    619                                   1          $71,679.55               0.09%
      620   to    639                                   1           84,891.96                0.11
      640   to    659                                  25        4,056,637.01                5.31
      660   to    679                                 161       24,447,582.03               31.98
      680   to    699                                 109       18,836,453.07               24.64
      700   to    719                                  76       13,077,424.17               17.10
      720   to    739                                  49        7,747,243.22               10.13
      740   to    759                                  26        5,173,413.74                6.77
      760   to    779                                   8        1,650,746.81                2.16
      780   to    799                                   3          661,945.15                0.87
      800   to    819                                   1          399,553.21                0.52
      n/a                                               1          250,000.00                0.33
                                                        -          ----------                ----
                                Total                 461      $76,457,569.92             100.00%

  The weighted average Credit Score of the Borrower of the Group II Home Loans as of the Cut-Off Date is approximately 695.

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                               COLLATERAL SUMMARY
                      Sub-Group IIA - Fixed Rate Home Loans

                       Sub-Group IIA Fixed Rate Home Loans

Cut-Off Date                         10/1/00

Total Outstanding Balance:           $51,479,232.09

Number of Loans:                     321

Average Remaining Balance:           $160,371.44  (range: $60,957.46 -
                                     $442,521.86)

WA Home Loan Rate:                   10.648%  (range: 9.500% - 12.625%)

Original Weighted Average Term:      360 months

Remaining Weighted Average Term:     352 months

Lien Position:                       100.00% first

WA LTV Ratio:                        117.03% (range: 85.00% - 125.43%)

WA FICO Score:                       691

WA DTI Ratio:                        41.88% (14.75% - 80.34%)

Documentation:                       100.00% full documentation

Property Type:                       90.82% single family,
                                     9.18% condo.

Owner Occupancy:                     100.00% owner occupied

FHLMC Eligibility (by Loan           81.65%
Balances)

Geographic Distribution:             CA (37.02%), FL (5.59%).
(all states >= 5.00%)



________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


 Sub-Group IIA - Fixed Rate Home Loan Characteristics


Set forth below is a description of certain characteristics of the Sub-Group IIA Home Loans as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Sub-Group IIA Home Loans are actual principal balances as of the Cut-Off Date and may vary from the Sub-Group IIA Home Loan balances transferred to the trust on the closing date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate actual principal balance as of the Cut-Off Date (except as indicated otherwise).


                                         Property Type

                                                                                      Percent of
                                                                                   Sub-Group IIA
                                      ------------------           Principal          Home Loans
------------------------------------                                 Balance        by Principal
                                               Number of           as of the             Balance
                                           Sub-Group IIA        Cut-Off Date           as of the
Property Type                                 Home Loans                            Cut-Off Date
Single Family                                        290      $46,751,322.08              90.82%
Condo                                                 31        4,727,910.01                9.18
                                                      --        ------------                ----
                               Total                 321      $51,479,232.09             100.00%












                                       Principal Balances

                                                                                      Percent of
                                                                                   Sub-Group IIA
                                      ------------------                              Home Loans
------------------------------------                               Principal        by Principal
                                               Number of             Balance             Balance
                                           Sub-Group IIA           as of the           as of the
Range of Principal Balances ($)               Home Loans        Cut-Off Date        Cut-Off Date
    $50,000.01   to    $75,000.00                      8         $550,708.42               1.07%
    $75,000.01   to    $100,000.00                    56        4,889,467.59                9.50
   $100,000.01   to    $200,000.00                   185       26,772,577.18               52.01
   $200,000.01   to    $300,000.00                    53       12,517,265.04               24.32
   $300,000.01   to    $400,000.00                    17        5,875,497.92               11.41
   $400,000.01   to    $500,000.00                     2          873,715.94                1.70
                                                       -          ----------                ----
                               Total                 321      $51,479,232.09             100.00%



  The average Principal Balance of the Sub-Group IIA Home Loans as of the Cut-Off Date is approximately $160,371.44.

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT





                                       Original Balances

                                                                                      Percent of
                                                                                   Sub-Group IIA
                                      ------------------                              Home Loans
------------------------------------                               Principal        by Principal
                                               Number of             Balance             Balance
                                           Sub-Group IIA           as of the           as of the
Range of Original Balances ($)                Home Loans        Cut-Off Date        Cut-Off Date
    $50,000.01   to    $75,000.00                      8            $550,708               1.07%
    $75,000.01   to    $100,000.00                    56           4,889,468                9.50
   $100,000.01   to    $200,000.00                   185          26,772,577               52.01
   $200,000.01   to    $300,000.00                    53          12,517,265               24.32
   $300,000.01   to    $400,000.00                    17           5,875,498               11.41
   $400,000.01   to    $500,000.00                     2             873,716                1.70
                                                       -             -------                ----
                               Total                 321      $51,479,232.09             100.00%

  The average  Original Balance of the Sub-Group IIA Home Loans is approximately
$160.987.68.



                                      Loan-to-Value Ratios

                                                                                       Percent of
                                                                                    Sub-Group IIA
                                      ------------------                               Home Loans
------------------------------------                                Principal        by Principal
                                               Number of              Balance             Balance
Range of                                   Sub-Group IIA            as of the           as of the
Loan-to-Value Ratios (%)                      Home Loans         Cut-Off Date        Cut-Off Date
     80.01%  to   85.00%                               1           $70,253.86               0.14%
     95.01%  to   100.00%                             13         1,808,312.06                3.51
    100.01%  to   105.00%                              7         1,956,561.28                3.80
    105.01%  to   110.00%                             59         9,535,232.20               18.52
    110.01%  to   115.00%                             63        10,056,146.92               19.53
    115.01%  to   120.00%                             28         4,535,066.43                8.81
    120.01%  to   125.00%                            149        23,393,525.03               45.44
    125.01%  to   130.00%                              1           124,134.31                0.24
                                                       -           ----------                ----
                               Total                 321       $51,479,232.09             100.00%


  The minimum and maximum Loan-to-Value Ratios of the Sub-Group IIA Home Loans as of the Cut-Off Date are approximately 85.00% and 125.43%, respectively, and the weighted average Loan-to-Value Ratio of the Sub-Group IIA Home Loans as of the Cut-Off Date is approximately 117.03%.


________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                                    Geographical Distributions

                                                                                         Percent of
                                                                                      Sub-Group IIA
                                       -------------------                               Home Loans
-------------------------------------                                 Principal        by Principal
                                                 Number of              Balance             Balance
                                             Sub-Group IIA            as of the           as of the
Location                                        Home Loans         Cut-Off Date        Cut-Off Date
California                                              96       $19,059,105.46              37.02%
Florida                                                 20         2,880,224.60                5.59
New York                                                17         2,370,519.71                4.60
Pennsylvania                                            16         1,867,887.61                3.63
Michigan                                                12         1,712,140.56                3.33
Texas                                                   10         1,429,303.47                2.78
North Carolina                                           6         1,344,664.02                2.61
Arizona                                                  7         1,292,449.13                2.51
Connecticut                                              7         1,239,351.70                2.41
Massachusetts                                            8         1,190,171.19                2.31
Ohio                                                     9         1,167,418.23                2.27
Other                                                  113        15,925,996.41               30.94
                                                       ---        -------------               -----
                                Total                  321       $51,479,232.09             100.00%

The reference to "Other" in the preceding table includes states and the District of Columbia that contain mortgaged properties for which the Principal Balance is less than 2.00% of the Cut-Off Date Aggregate Principal Balance.


                                            Loan Rates
                                                                                         Percent of
                                                                                      Sub-Group IIA
                                        ------------------                               Home Loans
--------------------------------------                               Principal         by Principal
                                                 Number of             Balance              Balance
                                             Sub-Group IIA           as of the            as of the
Range of Loan Rates (%)                         Home Loans        Cut-Off Date         Cut-Off Date
     9.500%  to   9.999%                                45       $6,927,698.36               13.46%
    10.000%  to   10.499%                               59        9,720,896.73                18.88
    10.500%  to   10.999%                              122       20,616,560.98                40.05
    11.000%  to   11.499%                               88       13,293,608.25                25.82
    11.500%  to   11.999%                                2          226,365.59                 0.44
    12.000%  to   12.499%                                3          425,699.07                 0.83
    12.500%  to   12.999%                                2          268,403.11                 0.52
                                                         -          ----------                 ----
                                 Total                 321      $51,479,232.09              100.00%


The weighted average Loan Rate of the Sub-Group IIA Home Loans as of the Cut-Off
Date is approximately 10.648%.


________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                             Months Remaining to Scheduled Maturity

                                                                                       Percent of
                                                                                    Sub-Group IIA
                                       ------------------                              Home Loans
-------------------------------------                               Principal        by Principal
                                                Number of             Balance             Balance
                                            Sub-Group IIA           as of the           as of the
Range of Remaining Term                        Home Loans        Cut-Off Date        Cut-Off Date
       337  to   348                                   55       $8,605,901.63              16.72%
       349  to   360                                  266       42,873,330.46               83.28
                                                      ---       -------------               -----
                                Total                 321      $51,479,232.09             100.00%

The weighted average months remaining to scheduled maturity of the Sub-Group IIA
Home Loans as of the Cut-Off Date is approximately 352 months.


                                          Lien Priority

                                                                                       Percent of
                                                                                    Sub-Group IIA
                                       ------------------                              Home Loans
-------------------------------------                               Principal        by Principal
                                                Number of             Balance             Balance
                                            Sub-Group IIA           as of the           as of the
Lien Position                                  Home Loans        Cut-Off Date        Cut-Off Date
First                                                 321      $51,479,232.09             100.00%
                                                      ---      --------------             -------
                                Total                 321      $51,479,232.09             100.00%



                                      Debt-to-Income Ratios

                                                                                       Percent of
                                                                                    Sub-Group IIA
                                       ------------------                              Home Loans
-------------------------------------                               Principal        by Principal
                                                Number of             Balance             Balance
                                            Sub-Group IIA           as of the           as of the
Range of Debt-to-Income Rations (%)            Home Loans        Cut-Off Date        Cut-Off Date
   10.001%  to     15.000%                              1         $323,497.53               0.63%
   20.001%  to     25.000%                              6          753,252.93                1.46
   25.001%  to     30.000%                             11        1,397,375.41                2.71
   30.001%  to     35.000%                             25        3,496,171.94                6.79
   35.001%  to     40.000%                             61        8,690,572.84               16.88
   40.001%  to     45.000%                            150       24,752,365.02               48.08
   45.001%  to     50.000%                             58       10,088,875.44               19.60
   50.001%  to     55.000%                              8        1,727,120.98                3.35
   55.001%   +                                          1          250,000.00                0.49
                                                        -          ----------                ----
                                Total                 321      $51,479,232.09             100.00%

The weighted average Debt-to-Income Ratio of the Sub-Group IIA Home Loans as of the Cut-Off Date is approximately 41.88%.

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                                       Documentation Type

                                                                                       Percent of
                                                                                    Sub-Group IIA
                                       ------------------                              Home Loans
-------------------------------------                               Principal        by Principal
                                                Number of             Balance             Balance
                                            Sub-Group IIA           as of the           as of the
Documentation Level                            Home Loans        Cut-Off Date        Cut-Off Date
Full Documentation                                    321      $51,479,232.09             100.00%
                                                      ---      --------------             -------
                                Total                 321      $51,479,232.09             100.00%






                                         Occupancy Types

                                                                                       Percent of
                                                                                    Sub-Group IIA
                                      ------------------                               Home Loans
------------------------------------                               Principal         by Principal
                                               Number of             Balance              Balance
Occupancy                                  Sub-Group IIA           as of the            as of the
(as indicated by Borrower)                    Home Loans        Cut-Off Date         Cut-Off Date
Owner Occupied                                       321      $51,479,232.09              100.00%
                                                     ---      --------------              -------
                               Total                 321      $51,479,232.09              100.00%






                                          Loan Purpose

                                                                                       Percent of
                                                                                    Sub-Group IIA
                                      ------------------                               Home Loans
                                                                   Principal         by Principal
------------------------------------           Number of             Balance              Balance
                                           Sub-Group IIA           as of the            as of the
Loan Purpose                                  Home Loans        Cut-Off Date         Cut-Off Date
Purchase                                             321      $51,479,232.09              100.00%
                                                     ---      --------------              -------
                               Total                 321      $51,479,232.09              100.00%


________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                                 Disposable Income of Borrowers

                                                                                       Percent of
                                                                                    Sub-Group IIA
                                      ------------------                               Home Loans
------------------------------------                               Principal         by Principal
Range of                                       Number of             Balance              Balance
Disposable Monthly Income of               Sub-Group IIA           as of the            as of the
Borrower ($)                                  Home Loans        Cut-Off Date         Cut-Off Date
   $1,000.01   to   $2,000.00                         26       $2,485,182.25                4.83%
   $2,000.01   to   $3,000.00                        107       13,470,365.98                26.17
   $3,000.01   to   $4,000.00                         99       15,159,540.15                29.45
   $4,000.01   to   $5,000.00                         39        7,715,765.56                14.99
   $5,000.01   to   $6,000.00                         26        6,409,699.50                12.45
   $6,000.01   to   $7,000.00                         15        3,779,140.48                 7.34
   $7,000.01   to   $8,000.00                          2          533,473.69                 1.04
   $8,000.01   to   $9,000.00                          2          516,842.02                 1.00
   $9,000.01   to   $10,000.00                         2          468,620.81                 0.91
  $10,000.01   to   $11,000.00                         1          309,010.40                 0.60
  $14,000.01   to   $15,000.00                         1          308,093.72                 0.60
  $22,000.01   to   $23,000.00                         1          323,497.53                 0.63
                                                       -          ----------                 ----
                               Total                 321      $51,479,232.09              100.00%

  (1) Determined on a pretax basis by subtracting the borrower's monthly debt service on outstanding debt from the borrower's monthly income.

  (2) The weighted average Disposable Monthly Income of the Borrower of the Sub-Group IIA Home Loans as of the Cut-Off Date is approximately $4,149.46.

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT




                  Credit Scores as of the Date of Origination of the Home Loans

                                                                                       Percent of
                                                                                    Sub-Group IIA
-------------------------------------  ------------------                              Home Loans
                                                                    Principal        by Principal
                                                Number of             Balance             Balance
Range of Credit Scores as of the            Sub-Group IIA           as of the           as of the
Date of Origination of the Loans               Home Loans        Cut-Off Date        Cut-Off Date
      600   to    619                                   1          $71,679.55               0.14%
      620   to    639                                   1           84,891.96                0.16
      640   to    659                                  25        4,056,637.01                7.88
      660   to    679                                 115       17,350,922.32               33.70
      680   to    699                                  74       12,530,408.35               24.34
      700   to    719                                  52        8,475,413.47               16.46
      720   to    739                                  30        4,728,351.94                9.18
      740   to    759                                  18        3,450,755.50                6.70
      760   to    779                                   3          329,002.88                0.64
      780   to    799                                   1          151,169.11                0.29
       n/a                                              1          250,000.00                0.49
                                                        -          ----------                ----
                                Total                 321      $51,479,232.09             100.00%

  The weighted  average  Credit Score of the Borrower of the  Sub-Group IIA Home
  Loans as of the Cut-Off Date is approximately 691.


________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                               COLLATERAL SUMMARY
                   Sub-Group IIB - Adjustable Rate Home Loans

                       Sub-Group IIB Adjustable Rate Home
                                     Loans

Cut-Off Date                         10/1/00

Total Outstanding Balance:           $24,978,337.83

Number of Loans:                     140

Average Remaining Balance:           $178,416.70  (range: $53,624.38 -
                                     $491,675.79)

WA Home Loan Rate:                   10.499%  (range: 8.875% - 12.950%)

WA Gross Margin:                     5.998%  (range: 5.500% - 6.000%)

WA Periodic Rate Cap:                1.000%  (range: 1.000% - 1.000%)

WA Lifetime Rate Cap:                12.837%  (range: 11.950% - 15.875%)

WA Lifetime Rate Floor:              5.998%  (range: 5.500% - 6.000%)

Index:                               100.00% 6-month Libor

Original Weighted Average Term:      360 months

Remaining Weighted Average Term:     335 months

Lien Position:                       100.00% first

WA LTV Ratio:                        115.03% (range: 103.00% - 125.00%)

WA FICO Score:                       704

WA DTI Ratio:                        41.00% (20.77% - 62.44%)

Documentation:                       100.00% full documentation

Property Type:                       90.75% single family,
                                     9.25% condo.

Owner Occupancy:                     100.00% owner occupied

FHLMC Eligibility (by Loan           68.99%
Balances)

Geographic Distribution:             CA (59.67%)
(all states >= 5.00%)


________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


 Sub-Group IIB - Adjustable Rate Home Loan Characteristics


Set forth below is a description of certain characteristics of the Sub-Group IIB Home Loans as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Sub-Group IIB Home Loans are actual principal balances as of the Cut-Off Date and may vary from the Sub-Group IIB Home Loan balances transferred to the trust on the closing date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate actual principal balance as of the Cut-Off Date (except as indicated otherwise).


                                         Property Type

                                                                                      Percent of
                                                                                   Sub-Group IIB
                                      ------------------           Principal          Home Loans
------------------------------------                                 Balance        by Principal
                                               Number of           as of the             Balance
                                           Sub-Group IIB        Cut-Off Date           as of the
Property Type                                 Home Loans                            Cut-Off Date
Single Family                                        127      $22,668,640.32              90.75%
Condo                                                 13        2,309,697.51                9.25
                                                      --        ------------                ----
                               Total                 140      $24,978,337.83             100.00%




                                       Principal Balances

                                                                                      Percent of
                                                                                   Sub-Group IIB
                                      ------------------                              Home Loans
------------------------------------                               Principal        by Principal
                                               Number of             Balance             Balance
                                           Sub-Group IIB           as of the           as of the
Range of Principal Balances ($)               Home Loans        Cut-Off Date        Cut-Off Date
    $50,000.01   to    $75,000.00                      3         $189,193.98               0.76%
    $75,000.01   to    $100,000.00                    19        1,681,568.65                6.73
   $100,000.01   to    $200,000.00                    67        9,614,946.83               38.49
   $200,000.01   to    $300,000.00                    40        9,502,789.91               38.04
   $300,000.01   to    $400,000.00                     9        3,093,466.91               12.38
   $400,000.01   to    $500,000.00                     2          896,371.55                3.59
                                                       -          ----------                ----
                               Total                 140      $24,978,337.83             100.00%


  The average Principal Balance of the Sub-Group IIB Home Loans as of the Cut-Off Date is approximately $178,416.70.

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                                    Original Balances

                                                                                      Percent of
                                                                                   Sub-Group IIB
                                      ------------------                              Home Loans
------------------------------------                               Principal        by Principal
                                               Number of             Balance             Balance
                                           Sub-Group IIB           as of the           as of the
Range of Original Balances ($)                Home Loans        Cut-Off Date        Cut-Off Date
    $50,000.01   to    $75,000.00                      3         $189,193.98               0.76%
    $75,000.01   to    $100,000.00                    19        1,681,568.65                6.73
   $100,000.01   to    $200,000.00                    64           9,020,745               36.11
   $200,000.01   to    $300,000.00                    42           9,800,536               39.24
   $300,000.01   to    $400,000.00                     9           2,990,369               11.97
   $400,000.01   to    $500,000.00                     3           1,295,925                5.19
                                                       -           ---------                ----
                               Total                 140      $24,978,337.83             100.00%

  The average  Original Balance of the Sub-Group IIB Home Loans is approximately
$180,740.41.


                                      Loan-to-Value Ratios

                                                                                       Percent of
                                                                                    Sub-Group IIB
                                      ------------------                               Home Loans
------------------------------------                                Principal        by Principal
                                               Number of              Balance             Balance
Range of                                   Sub-Group IIB            as of the           as of the
Loan-to-Value Ratios (%)                      Home Loans         Cut-Off Date        Cut-Off Date
    100.01%  to   105.00%                             12        $3,209,122.57              12.85%
    105.01%  to   110.00%                             43         7,456,127.14               29.85
    110.01%  to   115.00%                             16         3,028,484.92               12.12
    115.01%  to   120.00%                             16         3,101,794.27               12.42
    120.01%  to   125.00%                             53         8,182,808.93               32.76
                                                      --         ------------               -----
                               Total                 140       $24,978,337.83             100.00%

  The minimum and maximum Loan-to-Value Ratios of the Sub-Group IIB Home Loans as of the Cut-Off Date are approximately 103.00% and 125.00%, respectively, and the weighted average Loan-to-Value Ratio of the Sub-Group IIB Home Loans as of the Cut-Off Date is approximately 115.03%.

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                                    Geographical Distributions

                                                                                         Percent of
                                                                                      Sub-Group IIB
                                       -------------------                               Home Loans
-------------------------------------                                 Principal        by Principal
                                                 Number of              Balance             Balance
                                             Sub-Group IIB            as of the           as of the
Location                                        Home Loans         Cut-Off Date        Cut-Off Date
California                                              67       $14,903,806.76              59.67%
Florida                                                  8         1,125,545.34                4.51
Illinois                                                 5           839,160.10                3.36
Pennsylvania                                             5           515,521.43                2.06
Other                                                   55         7,594,304.20               30.40
                                                        --         ------------               -----
                                Total                  140       $24,978,337.83             100.00%

The reference to "Other" in the preceding table includes states and the District of Columbia that contain mortgaged properties for which the Principal Balance is less than 2.00% of the Cut-Off Date Aggregate Principal Balance.






                                           Loan Rates
                                                                                       Percent of
                                                                                    Sub-Group IIB
                                       ------------------                              Home Loans
-------------------------------------                               Principal        by Principal
                                                Number of             Balance             Balance
                                            Sub-Group IIB           as of the           as of the
Range of Loan Rates (%)                        Home Loans        Cut-Off Date        Cut-Off Date
    8.500%  to   8.999%                                 5       $1,081,797.41               4.33%
    9.000%  to   9.499%                                14        2,290,337.68                9.17
    9.500%  to   9.999%                                17        3,929,504.29               15.73
   10.000%  to   10.499%                               56        9,665,696.01               38.70
   10.500%  to   10.999%                               12        2,394,118.38                9.58
   11.000%  to   11.499%                               33        5,282,405.04               21.15
   11.500%  to   11.999%                                1           63,604.56                0.25
   12.000%  to   12.499%                                1          177,378.99                0.71
   12.500%  to   12.999%                                1           93,495.47                0.37
                                                        -           ---------                ----
                                Total                 140      $24,978,337.83             100.00%


The weighted average Loan Rate of the Sub-Group IIB Home Loans as of the Cut-Off
Date is approximately 10.499%.

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                                        Gross Margin
                                                                                       Percent of
                                                                                    Sub-Group IIB
                                       ------------------                              Home Loans
-------------------------------------                               Principal        by Principal
                                                Number of             Balance             Balance
                                            Sub-Group IIB           as of the           as of the
Range of Gross Margin (%)                      Home Loans        Cut-Off Date        Cut-Off Date
    5.500%  to   5.999%                                 2         $287,495.81               1.15%
    6.000%                                            138       24,690,842.02               98.85
                                                      ---       -------------               -----
                                Total                 140      $24,978,337.83             100.00%


The weighted average Gross Margin of the Sub-Group IIB Home Loans as of the Cut-Off Date is approximately 5.998%.




                                        Periodic Rate Cap
                                                                                       Percent of
                                                                                    Sub-Group IIB
                                       ------------------                              Home Loans
-------------------------------------                               Principal        by Principal
                                                Number of             Balance             Balance
                                            Sub-Group IIB           as of the           as of the
Range of Periodic Rate Caps (%)                Home Loans        Cut-Off Date        Cut-Off Date
    1.000%                                            140      $24,978,337.83             100.00%
                                                      ---      --------------             -------
                                Total                 140      $24,978,337.83             100.00%


The weighted average Periodic Rate Cap of the Sub-Group IIB Home Loans as of the
Cut-Off Date is approximately 1.000%.





                                       Lifetime Rate Caps
                                                                                       Percent of
                                                                                    Sub-Group IIB
                                       ------------------                              Home Loans
-------------------------------------                               Principal        by Principal
                                                Number of             Balance             Balance
                                            Sub-Group IIB           as of the           as of the
Range of Lifetime Rate Caps (%)                Home Loans        Cut-Off Date        Cut-Off Date
   11.000%  to   11.999%
                                                       13       $3,332,582.62              13.34%
   12.000%  to   12.999%
                                                       74       13,650,702.33               54.65
   13.000%  to   13.999%
                                                       47        7,072,425.37               28.31
   14.000%  to   14.999%
                                                        3          510,778.62                2.04
   15.000%  to   15.999%
                                                        3         411,848.89                 1.65
                                                        -         -----------                ----
                                Total                 140      $24,978,337.83             100.00%


The weighted average Lifetime Rate Cap of the Sub-Group IIB Home Loans as of the
Cut-Off Date is approximately 12.837%.

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT




                                      Lifetime Rate Floors
                                                                                       Percent of
                                                                                    Sub-Group IIB
                                       ------------------                              Home Loans
-------------------------------------                               Principal        by Principal
                                                Number of             Balance             Balance
                                            Sub-Group IIB           as of the           as of the
Range of Lifetime Rate Floors (%)              Home Loans        Cut-Off Date        Cut-Off Date
    5.500%  to   5.999%                                 2         $287,495.81               1.15%
    6.000%                                            138       24,690,842.02               98.85
                                                      ---       -------------               -----
                                Total                 140      $24,978,337.83             100.00%


The weighted average Lifetime Rate Floor of the Sub-Group IIB Home Loans as of the Cut-Off Date is approximately 5.998%.


                                              Index

                                                                                       Percent of
                                                                                    Sub-Group IIB
                                       ------------------                              Home Loans
-------------------------------------                               Principal        by Principal
                                                Number of             Balance             Balance
                                            Sub-Group IIB           as of the           as of the
Index                                          Home Loans        Cut-Off Date        Cut-Off Date
    6-month Libor                                     140      $24,978,337.83             100.00%
                                                      ---      --------------             -------
                                Total                 140      $24,978,337.83             100.00%



                             Months Remaining to Scheduled Maturity

                                                                                       Percent of
                                                                                    Sub-Group IIB
                                       ------------------                              Home Loans
-------------------------------------                               Principal        by Principal
                                                Number of             Balance             Balance
                                            Sub-Group IIB           as of the           as of the
Range of Remaining Term                        Home Loans        Cut-Off Date        Cut-Off Date
       325  to   336                                   99      $17,874,171.04              71.56%
       337  to   348                                   41        7,104,166.79               28.44
                                                       --        ------------               -----
                                Total                 140      $24,978,337.83             100.00%

The weighted average months remaining to scheduled maturity of the Sub-Group IIB
Home Loans as of the Cut-Off Date is approximately 335 months.


________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                                          Lien Priority

                                                                                       Percent of
                                                                                    Sub-Group IIB
                                       ------------------                              Home Loans
-------------------------------------                               Principal        by Principal
                                                Number of             Balance             Balance
                                            Sub-Group IIB           as of the           as of the
Lien Position                                  Home Loans        Cut-Off Date        Cut-Off Date
First                                                 140      $24,978,337.83             100.00%
                                                      ---      --------------             -------
                                Total                 140      $24,978,337.83             100.00%






                                      Debt-to-Income Ratios

                                                                                       Percent of
                                                                                    Sub-Group IIB
                                       ------------------                              Home Loans
-------------------------------------                               Principal        by Principal
                                                Number of             Balance             Balance
                                            Sub-Group IIB           as of the           as of the
Range of Debt-to-Income Rations (%)            Home Loans        Cut-Off Date        Cut-Off Date
   20.001%  to     25.000%                              4         $706,891.25               2.83%
   25.001%  to     30.000%                              9        1,156,345.45                4.63
   30.001%  to     35.000%                              8        1,471,355.03                5.89
   35.001%  to     40.000%                             37        6,777,246.66               27.13
   40.001%  to     45.000%                             51        9,629,897.20               38.55
   45.001%  to     50.000%                             21        3,637,155.43               14.56
   50.001%  to     55.000%                              5          865,783.20                3.47
   55.001%   +                                          5          733,663.61                2.94
                                                        -          ----------                ----
                                Total                 140      $24,978,337.83             100.00%

The weighted average Debt-to-Income Ratio of the Sub-Group IIB Home Loans as of the Cut-Off Date is approximately 41.00%.

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT




                                       Documentation Type

                                                                                       Percent of
                                                                                    Sub-Group IIB
                                       ------------------                              Home Loans
-------------------------------------                               Principal        by Principal
                                                Number of             Balance             Balance
                                            Sub-Group IIB           as of the           as of the
Documentation Level                            Home Loans        Cut-Off Date        Cut-Off Date
Full Documentation                                    140      $24,978,337.83             100.00%
                                                      ---      --------------             -------
                                Total                 140      $24,978,337.83             100.00%






                                         Occupancy Types

                                                                                       Percent of
                                                                                    Sub-Group IIB
                                      ------------------                               Home Loans
------------------------------------                               Principal         by Principal
                                               Number of             Balance              Balance
Occupancy                                  Sub-Group IIB           as of the            as of the
(as indicated by Borrower)                    Home Loans        Cut-Off Date         Cut-Off Date
Owner Occupied                                       140      $24,978,337.83              100.00%
                                                     ---      --------------              -------
                               Total                 140      $24,978,337.83              100.00%






                                          Loan Purpose

                                                                                       Percent of
                                                                                    Sub-Group IIB
                                      ------------------                               Home Loans
                                                                   Principal         by Principal
------------------------------------           Number of             Balance              Balance
                                           Sub-Group IIB           as of the            as of the
Loan Purpose                                  Home Loans        Cut-Off Date         Cut-Off Date
Purchase                                             140      $24,978,337.83              100.00%
                                                     ---      --------------              -------
                               Total                 140      $24,978,337.83              100.00%


________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                                 Disposable Income of Borrowers

                                                                                       Percent of
                                                                                    Sub-Group IIB
                                      ------------------                               Home Loans
------------------------------------                               Principal         by Principal
Range of                                       Number of             Balance              Balance
Disposable Monthly Income of               Sub-Group IIB           as of the            as of the
Borrower ($)                                  Home Loans        Cut-Off Date         Cut-Off Date
       $0.01  to   $1,000.00                           1          $71,965.04                0.29%
   $1,000.01  to   $2,000.00                          21        2,487,475.77                 9.96
   $2,000.01  to   $3,000.00                          42        5,738,672.74                22.97
   $3,000.01  to   $4,000.00                          34        6,009,735.71                24.06
   $4,000.01  to   $5,000.00                          13        2,989,592.26                11.97
   $5,000.01  to   $6,000.00                          15        3,665,856.36                14.68
   $6,000.01  to   $7,000.00                           8        2,082,761.94                 8.34
   $7,000.01  to   $8,000.00                           4        1,435,011.83                 5.75
   $9,000.01  to   $10,000.00                          1          214,768.87                 0.86
  $11,000.01  to   $12,000.00                          1          282,497.31                 1.13
                                                       -          ----------                 ----
                               Total                 140      $24,978,337.83              100.00%

(1) Determined on a pretax basis by subtracting the borrower's monthly debt service on outstanding debt from the borrower's monthly income.


(2) The weighted average Disposable Monthly Income of the Borrower of the Sub-Group IIB Home Loans as of the Cut-Off Date is approximately $4,110.18.



                  Credit Scores as of the Date of Origination of the Home Loans

                                                                                       Percent of
                                                                                    Sub-Group IIB
-------------------------------------  ------------------                              Home Loans
                                                                    Principal        by Principal
                                                Number of             Balance             Balance
Range of Credit Scores as of the            Sub-Group IIB           as of the           as of the
Date of Origination of the Loans               Home Loans        Cut-Off Date        Cut-Off Date
      660   to    679                                  46       $7,096,659.71              28.41%
      680   to    699                                  35        6,306,044.72               25.25
      700   to    719                                  24        4,602,010.70               18.42
      720   to    739                                  19        3,018,891.28               12.09
      740   to    759                                   8        1,722,658.24                6.90
      760   to    779                                   5        1,321,743.93                5.29
      780   to    799                                   2          510,776.04                2.04
      800   to    819                                   1          399,553.21                1.60
                                                        -          ----------                ----
                                Total                 140      $24,978,337.83             100.00%

The weighted  average  Credit Score of the  Borrower of the  Sub-Group  IIB Home
Loans as of the Cut-Off Date is approximately 704.

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                               SENSITIVITY TABLES

Class A-1 (to call)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Group I - % of Prepayment Assumption          0%        50%        75%       100%       125%      150%
Group II (Fixed Rate) - PSA                   0%       175%       275%       350%       450%      525%
Group II (ARMs) - CPR                         0%        20%        30%        40%        50%       60%
-------------------------------------------------------------------------------------------------------
Average Life (years)                        6.54       2.06       1.54       1.25       1.06      0.94
Modified Duration (years)                   4.82       1.82       1.39       1.15       0.99      0.87
First Principal Payment               11/25/2000 11/25/2000 11/25/2000 11/25/2000 11/25/2000 11/25/2000
Last Principal Payment                02/25/2013 03/25/2005 12/25/2003 04/25/2003 11/25/2002 07/25/2002
Principal Lockout (months)                     0          0          0          0          0         0
Principal Window (months)                    148         53         38         30         25        21
Illustrative Yield @ Par (30/360)          6.94%      6.93%      6.93%      6.93%      6.93%     6.93%
-------------------------------------------------------------------------------------------------------

Class A-2 (to call)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Group I - % of Prepayment Assumption          0%        50%        75%       100%       125%      150%
Group II (Fixed Rate) - PSA                   0%       175%       275%       350%       450%      525%
Group II (ARMs) - CPR                         0%        20%        30%        40%        50%       60%
-------------------------------------------------------------------------------------------------------
Average Life (years)                       13.50       5.71       4.00       3.00       2.38      2.02
Modified Duration (years)                   8.37       4.51       3.36       2.61       2.12      1.82
First Principal Payment               02/25/2013 03/25/2005 12/25/2003 04/25/2003 11/25/2002 07/25/2002
Last Principal Payment                05/25/2015 06/25/2008 11/25/2005 08/25/2004 07/25/2003 02/25/2003
Principal Lockout (months)                   147         52         37         29         24        20
Principal Window (months)                     28         40         24         17          9         8
Illustrative Yield @ Par (30/360)          7.25%      7.20%      7.17%      7.13%      7.08%     7.05%
-------------------------------------------------------------------------------------------------------

Class A-3 (to call)
-------------------------------------------------------------------------------------------------------
Group I - % of Prepayment Assumption          0%        50%        75%       100%       125%      150%
Group II (Fixed Rate) - PSA                   0%       175%       275%       350%       450%      525%
Group II (ARMs) - CPR                         0%        20%        30%        40%        50%       60%
-------------------------------------------------------------------------------------------------------
Average Life (years)                       17.77      10.35       7.19       5.00       3.69      2.71
Modified Duration (years)                   9.46       6.93       5.32       4.01       3.11      2.37
First Principal Payment               05/25/2015 06/25/2008 11/25/2005 08/25/2004 07/25/2003 02/25/2003
Last Principal Payment                08/25/2022 01/25/2013 03/25/2010 04/25/2008 10/25/2005 08/25/2004
Principal Lockout (months)                   174         91         60         45         32        27
Principal Window (months)                     88         56         53         45         28        19
Illustrative Yield @ Par (30/360)          7.57%      7.55%      7.52%      7.49%      7.46%     7.41%
-------------------------------------------------------------------------------------------------------

Class A-4 (to call)
-------------------------------------------------------------------------------------------------------
Group I - % of Prepayment Assumption          0%        50%        75%       100%       125%      150%
Group II (Fixed Rate) - PSA                   0%       175%       275%       350%       450%      525%
Group II (ARMs) - CPR                         0%        20%        30%        40%        50%       60%
-------------------------------------------------------------------------------------------------------
Average Life (years)                       22.89      12.24       9.40       7.49       5.75      4.34
Modified Duration (years)                  10.43       7.67       6.47       5.50       4.49      3.56
First Principal Payment               08/25/2022 01/25/2013 03/25/2010 04/25/2008 10/25/2005 08/25/2004
Last Principal Payment                02/25/2024 01/25/2013 03/25/2010 04/25/2008 11/25/2006 11/25/2005
Principal Lockout (months)                   261        146        112         89         59        45
Principal Window (months)                     19          1          1          1         14        16
Illustrative Yield @ Par (30/360)          7.78%      7.76%      7.75%      7.73%      7.71%     7.68%
-------------------------------------------------------------------------------------------------------

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



Class A-5 (to call)
-------------------------------------------------------------------------------------------------------
Group I - % of Prepayment Assumption          0%        50%        75%       100%       125%      150%
Group II (Fixed Rate) - PSA                   0%       175%       275%       350%       450%      525%
Group II (ARMs) - CPR                         0%        20%        30%        40%        50%       60%
-------------------------------------------------------------------------------------------------------
Average Life (years)                        9.02       7.10       6.58       6.12       5.46      4.87
Modified Duration (years)                   6.27       5.26       4.98       4.72       4.33      3.95
First Principal Payment               11/25/2003 11/25/2003 11/25/2003 12/25/2003 03/25/2004 06/25/2004
Last Principal Payment                02/25/2024 01/25/2013 03/25/2010 04/25/2008 11/25/2006 11/25/2005
Principal Lockout (months)                    36         36         36         37         40        43
Principal Window (months)                    244        111         77         53         33        18
Illustrative Yield @ Par (30/360)          7.41%      7.39%      7.39%      7.38%      7.37%     7.36%
-------------------------------------------------------------------------------------------------------

Class A-6 (to call)
-------------------------------------------------------------------------------------------------------
Group I - % of Prepayment Assumption          0%        50%        75%       100%       125%      150%
Group II (Fixed Rate) - PSA                   0%       175%       275%       350%       450%      525%
Group II (ARMs) - CPR                         0%        20%        30%        40%        50%       60%
-------------------------------------------------------------------------------------------------------
Average Life (years)                       15.86       1.88       1.28       1.00       0.80      0.67
Modified Duration (years)                   8.87       1.67       1.17       0.93       0.74      0.63
First Principal Payment               11/25/2000 11/25/2000 11/25/2000 11/25/2000 11/25/2000 11/25/2000
Last Principal Payment                02/25/2024 11/25/2004 07/25/2003 12/25/2002 07/25/2002 04/25/2002
Principal Lockout (months)                     0          0          0          0          0         0
Principal Window (months)                    280         49         33         26         21        18
Illustrative Yield @ Par (30/360)          6.93%      6.92%      6.92%      6.92%      6.92%     6.93%
-------------------------------------------------------------------------------------------------------

Class A-7 (to call)
-------------------------------------------------------------------------------------------------------
Group I - % of Prepayment Assumption          0%        50%        75%       100%       125%      150%
Group II (Fixed Rate) - PSA                   0%       175%       275%       350%       450%      525%
Group II (ARMs) - CPR                         0%        20%        30%        40%        50%       60%
-------------------------------------------------------------------------------------------------------
Average Life (years)                       23.32       6.06       3.89       3.00       2.28      1.94
Modified Duration (years)                  10.92       4.71       3.27       2.60       2.03      1.75
First Principal Payment               02/25/2024 11/25/2004 07/25/2003 12/25/2002 07/25/2002 04/25/2002
Last Principal Payment                02/25/2024 06/25/2009 04/25/2006 01/25/2005 10/25/2003 04/25/2003
Principal Lockout (months)                   279         48         32         25         20        17
Principal Window (months)                      1         56         34         26         16        13
Illustrative Yield @ Par (30/360)          7.32%      7.26%      7.21%      7.17%      7.12%     7.08%
-------------------------------------------------------------------------------------------------------

Class A-8 (to call)
-------------------------------------------------------------------------------------------------------
Group I - % of Prepayment Assumption          0%        50%        75%       100%       125%      150%
Group II (Fixed Rate) - PSA                   0%       175%       275%       350%       450%      525%
Group II (ARMs) - CPR                         0%        20%        30%        40%        50%       60%
-------------------------------------------------------------------------------------------------------
 Average Life (years)                       23.32      11.49       8.13       6.38       5.00      4.09
Modified Duration (years)                  10.53       7.37       5.81       4.85       3.99      3.37
First Principal Payment               02/25/2024 06/25/2009 04/25/2006 01/25/2005 10/25/2003 04/25/2003
Last Principal Payment                02/25/2024 01/25/2013 03/25/2010 04/25/2008 11/25/2006 11/25/2005
Principal Lockout (months)                   279        103         65         50         35        29
Principal Window (months)                      1         44         48         40         38        32
Illustrative Yield @ Par (30/360)          7.75%      7.72%      7.71%      7.69%      7.67%     7.64%
-------------------------------------------------------------------------------------------------------

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


Class M-1 (to call)
-------------------------------------------------------------------------------------------------------
Group I - % of Prepayment Assumption          0%        50%        75%       100%       125%      150%
Group II (Fixed Rate) - PSA                   0%       175%       275%       350%       450%      525%
Group II (ARMs) - CPR                         0%        20%        30%        40%        50%       60%
-------------------------------------------------------------------------------------------------------
Average Life (years)                       17.71       8.56       6.40       5.09       4.33      3.97
Modified Duration (years)                   9.16       5.91       4.77       4.00       3.52      3.29
First Principal Payment               11/25/2012 05/25/2005 02/25/2004 11/25/2003 01/25/2004 02/25/2004
Last Principal Payment                02/25/2024 01/25/2013 03/25/2010 04/25/2008 11/25/2006 11/25/2005
Principal Lockout (months)                   144         54         39         36         38        39
Principal Window (months)                    136         93         74         54         35        22
Illustrative Yield @ Par (30/360)          7.83%      7.80%      7.78%      7.76%      7.74%     7.73%
-------------------------------------------------------------------------------------------------------

Class M-2 (to call)
-------------------------------------------------------------------------------------------------------
Group I - % of Prepayment Assumption          0%        50%        75%       100%       125%      150%
Group II (Fixed Rate) - PSA                   0%       175%       275%       350%       450%      525%
Group II (ARMs) - CPR                         0%        20%        30%        40%        50%       60%
-------------------------------------------------------------------------------------------------------
Average Life (years)                       17.71       8.56       6.40       5.08       4.28      3.85
Modified Duration (years)                   8.84       5.79       4.69       3.93       3.44      3.16
First Principal Payment               11/25/2012 05/25/2005 02/25/2004 11/25/2003 12/25/2003 01/25/2004
Last Principal Payment                02/25/2024 01/25/2013 03/25/2010 04/25/2008 11/25/2006 11/25/2005
Principal Lockout (months)                   144         54         39         36         37        38
Principal Window (months)                    136         93         74         54         36        23
Illustrative Yield @ Par (30/360)          8.33%      8.30%      8.28%      8.25%      8.23%     8.22%
-------------------------------------------------------------------------------------------------------

Class B (to call)
-------------------------------------------------------------------------------------------------------
Group I - % of Prepayment Assumption          0%        50%        75%       100%       125%      150%
Group II (Fixed Rate) - PSA                   0%       175%       275%       350%       450%      525%
Group II (ARMs) - CPR                         0%        20%        30%        40%        50%       60%
-------------------------------------------------------------------------------------------------------
 Average Life (years)                       17.71       8.56       6.40       5.08       4.26      3.79
Modified Duration (years)                   8.54       5.66       4.61       3.87       3.38      3.09
First Principal Payment               11/25/2012 05/25/2005 02/25/2004 11/25/2003 11/25/2003 12/25/2003
Last Principal Payment                02/25/2024 01/25/2013 03/25/2010 04/25/2008 11/25/2006 11/25/2005
Principal Lockout (months)                   144         54         39         36         36        37
Principal Window (months)                    136         93         74         54         37        24
Illustrative Yield @ Par (30/360)          8.83%      8.80%      8.77%      8.75%      8.73%     8.71%
-------------------------------------------------------------------------------------------------------


________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



Class A-1 (to maturity)
-------------------------------------------------------------------------------------------------------
Group I - % of Prepayment Assumption          0%        50%        75%       100%       125%      150%
Group II (Fixed Rate) - PSA                   0%       175%       275%       350%       450%      525%
Group II (ARMs) - CPR                         0%        20%        30%        40%        50%       60%
-------------------------------------------------------------------------------------------------------
Average Life (years)                        6.54       2.06       1.54       1.25       1.06      0.94
Modified Duration (years)                   4.82       1.82       1.39       1.15       0.99      0.87
First Principal Payment               11/25/2000 11/25/2000 11/25/2000 11/25/2000 11/25/2000 11/25/2000
Last Principal Payment                02/25/2013 03/25/2005 12/25/2003 04/25/2003 11/25/2002 07/25/2002
Principal Lockout (months)                     0          0          0          0          0         0
Principal Window (months)                    148         53         38         30         25        21
Illustrative Yield @ Par (30/360)          6.94%      6.93%      6.93%      6.93%      6.93%     6.93%
-------------------------------------------------------------------------------------------------------

Class A-2 (to maturity)
-------------------------------------------------------------------------------------------------------
Group I - % of Prepayment Assumption          0%        50%        75%       100%       125%      150%
Group II (Fixed Rate) - PSA                   0%       175%       275%       350%       450%      525%
Group II (ARMs) - CPR                         0%        20%        30%        40%        50%       60%
-------------------------------------------------------------------------------------------------------
Average Life (years)                       13.50       5.71       4.00       3.00       2.38      2.02
Modified Duration (years)                   8.37       4.51       3.36       2.61       2.12      1.82
First Principal Payment               02/25/2013 03/25/2005 12/25/2003 04/25/2003 11/25/2002 07/25/2002
Last Principal Payment                05/25/2015 06/25/2008 11/25/2005 08/25/2004 07/25/2003 02/25/2003
Principal Lockout (months)                   147         52         37         29         24        20
Principal Window (months)                     28         40         24         17          9         8
Illustrative Yield @ Par (30/360)          7.25%      7.20%      7.17%      7.13%      7.08%     7.05%
-------------------------------------------------------------------------------------------------------

Class A-3 (to maturity)
-------------------------------------------------------------------------------------------------------
Group I - % of Prepayment Assumption          0%        50%        75%       100%       125%      150%
Group II (Fixed Rate) - PSA                   0%       175%       275%       350%       450%      525%
Group II (ARMs) - CPR                         0%        20%        30%        40%        50%       60%
-------------------------------------------------------------------------------------------------------
Average Life (years)                       17.77      10.47       7.33       5.00       3.69      2.71
Modified Duration (years)                   9.46       6.98       5.39       4.01       3.11      2.37
First Principal Payment               05/25/2015 06/25/2008 11/25/2005 08/25/2004 07/25/2003 02/25/2003
Last Principal Payment                08/25/2022 04/25/2014 10/25/2011 11/25/2008 10/25/2005 08/25/2004
Principal Lockout (months)                   174         91         60         45         32        27
Principal Window (months)                     88         71         72         52         28        19
Illustrative Yield @ Par (30/360)          7.57%      7.55%      7.53%      7.49%      7.46%     7.41%
-------------------------------------------------------------------------------------------------------

Class A-4 (to maturity)
-------------------------------------------------------------------------------------------------------
Group I - % of Prepayment Assumption          0%        50%        75%       100%       125%      150%
Group II (Fixed Rate) - PSA                   0%       175%       275%       350%       450%      525%
Group II (ARMs) - CPR                         0%        20%        30%        40%        50%       60%
-------------------------------------------------------------------------------------------------------
Average Life (years)                       23.09      16.13      13.35      10.92       7.46      4.34
Modified Duration (years)                  10.46       8.89       8.03       7.09       5.36      3.56
First Principal Payment               08/25/2022 04/25/2014 10/25/2011 11/25/2008 10/25/2005 08/25/2004
Last Principal Payment                01/25/2025 12/25/2022 07/25/2019 10/25/2015 08/25/2013 12/25/2005
Principal Lockout (months)                   261        161        131         96         59        45
Principal Window (months)                     30        105         94         84         95        17
Illustrative Yield @ Par (30/360)          7.78%      7.84%      7.86%      7.87%      7.81%     7.68%
-------------------------------------------------------------------------------------------------------

___________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


Class A-5 (to maturity)
-------------------------------------------------------------------------------------------------------
Group I - % of Prepayment Assumption          0%        50%        75%       100%       125%      150%
Group II (Fixed Rate) - PSA                   0%       175%       275%       350%       450%      525%
Group II (ARMs) - CPR                         0%        20%        30%        40%        50%       60%
-------------------------------------------------------------------------------------------------------
Average Life (years)                        9.02       7.11       6.64       6.37       6.28      6.17
Modified Duration (years)                   6.27       5.27       5.01       4.86       4.80      4.74
First Principal Payment               11/25/2003 11/25/2003 11/25/2003 12/25/2003 03/25/2004 06/25/2004
Last Principal Payment                11/25/2024 10/25/2022 05/25/2019 07/25/2015 06/25/2013 09/25/2011
Principal Lockout (months)                    36         36         36         37         40        43
Principal Window (months)                    253        228        187        140        112        88
Illustrative Yield @ Par (30/360)          7.41%      7.39%      7.39%      7.40%      7.43%     7.47%
-------------------------------------------------------------------------------------------------------

Class A-6 (to maturity)
-------------------------------------------------------------------------------------------------------
Group I - % of Prepayment Assumption          0%        50%        75%       100%       125%      150%
Group II (Fixed Rate) - PSA                   0%       175%       275%       350%       450%      525%
Group II (ARMs) - CPR                         0%        20%        30%        40%        50%       60%
-------------------------------------------------------------------------------------------------------
Average Life (years)                       15.88       1.88       1.28       1.00       0.80      0.67
Modified Duration (years)                   8.88       1.67       1.17       0.93       0.74      0.63
First Principal Payment               11/25/2000 11/25/2000 11/25/2000 11/25/2000 11/25/2000 11/25/2000
Last Principal Payment                08/25/2024 11/25/2004 07/25/2003 12/25/2002 07/25/2002 04/25/2002
Principal Lockout (months)                     0          0          0          0          0         0
Principal Window (months)                    286         49         33         26         21        18
Illustrative Yield @ Par (30/360)          6.93%      6.92%      6.92%      6.92%      6.92%     6.93%
-------------------------------------------------------------------------------------------------------

Class A-7 (to maturity)
-------------------------------------------------------------------------------------------------------
Group I - % of Prepayment Assumption          0%        50%        75%       100%       125%      150%
Group II (Fixed Rate) - PSA                   0%       175%       275%       350%       450%      525%
Group II (ARMs) - CPR                         0%        20%        30%        40%        50%       60%
-------------------------------------------------------------------------------------------------------
                                                                       ----------------------
Average Life (years)                       24.73       6.06       3.89       3.00       2.28      1.94
Modified Duration (years)                  11.17       4.71       3.27       2.60       2.03      1.75
First Principal Payment               08/25/2024 11/25/2004 07/25/2003 12/25/2002 07/25/2002 04/25/2002
Last Principal Payment                07/25/2026 06/25/2009 04/25/2006 01/25/2005 10/25/2003 04/25/2003
Principal Lockout (months)                   285         48         32         25         20        17
Principal Window (months)                     24         56         34         26         16        13
Illustrative Yield @ Par (30/360)          7.33%      7.26%      7.21%      7.17%      7.12%     7.08%
-------------------------------------------------------------------------------------------------------

Class A-8 (to maturity)
-------------------------------------------------------------------------------------------------------
Group I - % of Prepayment Assumption          0%        50%        75%       100%       125%      150%
Group II (Fixed Rate) - PSA                   0%       175%       275%       350%       450%      525%
Group II (ARMs) - CPR                         0%        20%        30%        40%        50%       60%
-------------------------------------------------------------------------------------------------------
                                                                       ----------------------
Average Life (years)                       27.28      14.71       9.67       7.56       5.72      4.74
Modified Duration (years)                  11.10       8.32       6.42       5.40       4.38      3.76
First Principal Payment               07/25/2026 06/25/2009 04/25/2006 01/25/2005 10/25/2003 04/25/2003
Last Principal Payment                07/25/2029 04/25/2024 08/25/2019 11/25/2015 04/25/2012 08/25/2010
Principal Lockout (months)                   308        103         65         50         35        29
Principal Window (months)                     37        179        161        131        103        89
Illustrative Yield @ Par (30/360)          7.77%      7.79%      7.76%      7.75%      7.72%     7.71%
-------------------------------------------------------------------------------------------------------

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.




Class M-1 (to maturity)
-------------------------------------------------------------------------------------------------------
Group I - % of Prepayment Assumption          0%        50%        75%       100%       125%      150%
Group II (Fixed Rate) - PSA                   0%       175%       275%       350%       450%      525%
Group II (ARMs) - CPR                         0%        20%        30%        40%        50%       60%
-------------------------------------------------------------------------------------------------------
Average Life (years)                       18.10       9.09       6.87       5.50       4.67      4.25
Modified Duration (years)                   9.22       6.09       4.97       4.20       3.71      3.46
First Principal Payment               11/25/2012 05/25/2005 02/25/2004 11/25/2003 01/25/2004 02/25/2004
Last Principal Payment                02/25/2028 04/25/2019 01/25/2015 09/25/2012 07/25/2010 12/25/2008
Principal Lockout (months)                   144         54         39         36         38        39
Principal Window (months)                    184        168        132        107         79        59
Illustrative Yield @ Par (30/360)          7.83%      7.82%      7.80%      7.79%      7.77%     7.76%
-------------------------------------------------------------------------------------------------------

Class M-2 (to maturity)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Group I - % of Prepayment Assumption          0%        50%        75%       100%       125%      150%
Group II (Fixed Rate) - PSA                   0%       175%       275%       350%       450%      525%
Group II (ARMs) - CPR                         0%        20%        30%        40%        50%       60%
-------------------------------------------------------------------------------------------------------
 Average Life (years)                       18.00       8.94       6.77       5.39       4.55      4.07
Modified Duration (years)                   8.88       5.91       4.85       4.08       3.59      3.30
First Principal Payment               11/25/2012 05/25/2005 02/25/2004 11/25/2003 12/25/2003 01/25/2004
Last Principal Payment                12/25/2026 10/25/2016 08/25/2013 04/25/2011 05/25/2009 12/25/2007
Principal Lockout (months)                   144         54         39         36         37        38
Principal Window (months)                    170        138        115         90         66        48
Illustrative Yield @ Par (30/360)          8.33%      8.31%      8.30%      8.28%      8.26%     8.25%
-------------------------------------------------------------------------------------------------------

Class B (to maturity)
-------------------------------------------------------------------------------------------------------
Group I - % of Prepayment Assumption          0%        50%        75%       100%       125%      150%
Group II (Fixed Rate) - PSA                   0%       175%       275%       350%       450%      525%
Group II (ARMs) - CPR                         0%        20%        30%        40%        50%       60%
-------------------------------------------------------------------------------------------------------
Average Life (years)                       17.86       8.75       6.58       5.23       4.39      3.90
Modified Duration (years)                   8.56       5.73       4.69       3.95       3.45      3.15
First Principal Payment               11/25/2012 05/25/2005 02/25/2004 11/25/2003 11/25/2003 12/25/2003
Last Principal Payment                07/25/2025 01/25/2015 03/25/2012 12/25/2009 04/25/2008 01/25/2007
Principal Lockout (months)                   144         54         39         36         36        37
Principal Window (months)                    153        117         98         74         54        38
Illustrative Yield @ Par (30/360)          8.83%      8.80%      8.78%      8.76%      8.74%     8.73%
-------------------------------------------------------------------------------------------------------

________________________________________________________________________________
BEAR STEARNS
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.